SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12


                       GOLDEN RIVER RESOURCES CORPORATION

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:
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2. Aggregate number of securities to which transaction applies:
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Exchange  Act Rule  0-11  (set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined)
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




|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

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2. Form, Schedule or Registration Statement No.:

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3. Filing Party:

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4. Date Filed:

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

                                              Golden River Resources Corporation
                                                          A Delaware Corporation

                                           Level 8, 580 St Kilda Road, Melbourne
                                                        Victoria 3004, Australia

                                              PO Box 6315, St Kilda Road Central
                                             Melbourne, Victoria 8008, Australia

                                                      Telephone: +61 3 8532 2860
                                                      Facsimile: +61 3 8532 2805
                                        Email: investor@goldenriverresources.com



TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2006 Annual Stockholders' Meeting to be held at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia on November 17, 2006, at 3.00 p.m.

We have attached a Notice of Annual Meeting of Stockholders and Proxy Statement that discuss the matters to be presented at the meeting.

At this year's meeting, we will be asking our stockholders to elect Joseph Isaac Gutnick, David Stuart Tyrwhitt, Peter James Lee and Mordechai Zev Gutnick as directors.

We hope that you will come to the Annual Meeting in person. Even if you plan to come, we strongly encourage you to vote now. Instructions on voting by facsimile or mail are shown on your proxy and in the Proxy Statement. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted. Your vote is important and will be greatly appreciated.

If you have any questions about the matters to be voted on at the Annual Meeting or you need help voting your shares, please contact me at (613) 8532 2860 or peter@goldenriverresources.com

/s/ Peter Lee
---------------
Peter Lee
Secretary

                       GOLDEN RIVER RESOURCES CORPORATION

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TIME

3.00 p.m. on November 17, 2006.

PLACE

Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia

PURPOSES

To elect four members of the Board of Directors to serve a one year term.

To transact any other business that properly comes before the Meeting or any adjournment of the Meeting.

RECORD DATE

You can vote if you were a stockholder of record at the close of business on October 10, 2006.

By order of the Board of Directors

[GRAPHIC OMITTED][GRAPHIC OMITTED]
Peter Lee
Secretary

October 5, 2006
Melbourne, Victoria, Australia

                                   HOW TO VOTE

Your vote is important. You may vote by using a traditional proxy card and returning it to us by mail to PO Box 11044, New York, NY 10203-0044.


                       GOLDEN RIVER RESOURCES CORPORATION

                                 PROXY STATEMENT

--------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS                                                                                  PAGE

--------------------------------------------------------------------------------------------------------------

General Information about the Solicitation                                                           1
--------------------------------------------------------------------------------------------------------------

Election of Directors                                                                                3
--------------------------------------------------------------------------------------------------------------

Executive Compensation                                                                              10
--------------------------------------------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters      16
--------------------------------------------------------------------------------------------------------------

Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of       22
Directors
--------------------------------------------------------------------------------------------------------------

Independent Auditors                                                                                22
--------------------------------------------------------------------------------------------------------------

Other Matters                                                                                       23
--------------------------------------------------------------------------------------------------------------

Audit Committee Charter                                                                           Annex A
--------------------------------------------------------------------------------------------------------------

                                 PROXY STATEMENT

                   GENERAL INFORMATION ABOUT THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Golden River Resources Corporation (OTCBB: GORV) of proxies to be used at Golden River Resources Annual Meeting of Stockholders to be held on November 17, 2006, and at any adjournment or postponement of the Meeting. "We", "our", "us" and the "Company" all refer to Golden River Resources.
 The proxy materials are first being mailed on or about October 20, 2006.

WHO MAY VOTE

You will only be entitled to vote at the Annual Meeting if our records show that you held your shares on October 10, 2006. At the close of business on October 5, 2006, a total of 26,711,130 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

HOW TO VOTE

If your shares are held by a broker, bank or other nominee, it will send you instructions that you must follow to have your shares voted at the Annual Meeting. If you hold your shares in your own name as a record holder, you may instruct the proxy agents how to vote your shares as described below.

VOTE BY MAIL

If you choose to vote by facsimile or mail, simply mark your proxy, date and sign it, and return it to us in the envelope provided. If the envelope is missing, please mail your completed proxy card to Golden River Resources, PO Box 11044, New York, NY 10203-0044.

VOTING AT THE ANNUAL MEETING

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

HOW TO REVOKE YOUR PROXY
You may revoke your proxy at any time before it is voted. If you are a record stockholder, you may revoke your proxy in any of the following ways:

     o    by giving notice of revocation at the Annual Meeting.

     o by timely delivery of written instruction revoking your proxy to the Secretary of Golden River Resources , PO Box 11044, New York, NY 10203-0044..

     o    by voting in person at the Annual Meeting.

HOW VOTES WILL BE COUNTED

The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Meeting. If you have returned a valid proxy or are a record holder and attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. Abstentions and broker "non-votes" are also counted in determining whether a quorum is present. A "broker non vote" occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present at the Annual Meeting, a majority of the shares present, in person or by proxy, has the power to adjourn the Meeting from time to time until a quorum is present. Other than announcing at the Annual Meeting the time and place of the adjourned Meeting, no notice of the adjournment will be given to stockholders unless required because of the length of the adjournment.

Directors will be elected by a plurality of the votes cast at the Meeting.

Abstentions and broker "non-votes" are not counted in the election of directors or the approval of any other matter.

LIST OF STOCKHOLDERS

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9.00 a.m. and 5.00 p.m., at our principal executive offices at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia.

COST OF THIS PROXY SOLICITATION

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

Our By-laws provide that the number of Directors of the Company initially shall be six and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be four.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our Board of Directors currently has four members who hold office for a period of one year.

         Your proxy will be voted FOR the election of the four nominees named below, unless you withhold authority to vote for any or all of the nominees. Management has no reason to believe that a nominee will be unwilling or unable to serve as a director. However, if a nominee is unwilling or unable to serve, your proxy will be voted for another nominee designated by our Board of Directors.

DIRECTOR NOMINEES

The following are management's director nominees

NAME                                        DIRECTOR SINCE
Joseph Isaac Gutnick                        March 1988
David Stuart Tyrwhitt                       November 1996
Peter James Lee                             February 1996
Mordechai Zev Gutnick                       September 2005

DIRECTORS AND EXECUTIVE OFFICERS

The following table lists our directors and executive officers.

NAME                AGE     POSITION(S) CURRENTLY HELD WITH THE COMPANY

Joseph Gutnick       54     Chairman of the Board, President,
                            Chief Executive Officer and Director
David Tyrwhitt       68     Vice President and Director
Peter Lee            49     Director, Secretary and Chief Financial Officer
Mordechai Gutnick    28     Director
Craig Alford         44     Vice President Exploration

Biographical information provided to us by our directors and executive officers is as follows.

JOSEPH GUTNICK
Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since March, 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980, is currently a Director of Astro Mining N.L., Great Gold Mines N.L., and Quantum Resources Limited and is Chairman of the Board, President and Chief Executive Officer of Legend International Holdings Inc, a company listed on the over the counter market in the USA. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

DAVID TYRWHITT
Dr Tyrwhitt was appointed a Director in November 1996. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry, is currently a Director of Astro Mining N.L., Great Gold Mines N.L., and Quantum Resources Limited and is a Director of Legend International Holdings Inc, a company listed on the over the counter market in the USA.

PETER LEE
Mr Lee has been Chief Financial Officer and Principal Accounting Officer since August 1989 was appointed a Director in February 1996 and Secretary in 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 20 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

MORDECHAI GUTNICK
On September 14, 2005, Mr Mordechai Zev Gutnick was elected a non-executive Director. Mr Mordechai Gutnick is a businessman and long-term investor in the mining industry. He is also a Director of Astro Diamond Mines N.L. (May 2003 to current), Great Gold Mines N.L. (May 2003 to current) and Quantum Resources Limited (May 2003 to current). Mr M Z Gutnick has been appointed to the Audit and Remuneration Committee's, effective September 14, 2005. Mr Mordechai Gutnick is the son of Mr Joseph Gutnick.

CRAIG ALFORD
Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada. Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

Executive officers of Golden River Resources are appointed by the Board of Directors and serve at the discretion of the Board, subject to the terms of applicable employment agreements. Except as set forth above, there are no family relationships among any of the directors or executive officers of Golden River Resources.

BOARD, AUDIT COMMITTEE AND REMUNERATION COMMITTEE MEETINGS

Our Board of Directors consists of four members, of whom two have been, and continue to be, independent under applicable regulations. During fiscal 2006, our Board of Directors met four times. The Board of Directors also uses resolutions in writing to deal with certain matters and during fiscal 2006, five resolutions in writing were signed by all Directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Golden River Resources on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption "Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of Directors."

AUDIT COMMITTEE:

Dr David Tyrwhitt and Mr. Mordechai Gutnick constitute our Audit Committee. It is the opinion of the Board of Directors that each of them is an independent director as defined in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board believes that Mr Tyrwhitt would meet the director independence requirements of the Nasdaq Stock Market if we were listed on such Market, but that Mr. Mordechai Gutnick would not meet such Nasdaq independence requirements in light of his family relationship with Mr. Joseph Gutnick who is our Chief Executive Officer. Our Audit Committee does not include a "financial expert" as defined in Item 401 (e) of Regulation S-B. The Company only has two independent Directors and neither of these independent Directors has a finance background. The Audit Committee met twice during fiscal 2006 and the Chair of the Audit Committee met with the external auditors on three occasions during fiscal 2006 in respect to quarterly reports prior to the reports being filed.

The Board's current written charter for its Audit Committee is a statement attached as Annex A to this proxy statement.

CODE OF ETHICS

We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website and we will provide a copy to any person without charge. If you require a copy, you can download it from our website or alternatively, contact us by facsimile or email and we will send you a copy.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for Golden River Resources' financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Golden River Resources' independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on Golden River Resources' financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

o Golden River Resources' financial statements are presented in accordance with generally accepted accounting principles,

o the audit of Golden River Resources' financial statements has been carried out in accordance with generally accepted auditing standards or

o    Golden River Resources' independent accountants are in fact "independent."

In connection with the inclusion of the audited financial statements in Golden River Resources' 2005 annual report on Form 10-KSB, the Audit Committee:

o    reviewed and discussed the audited financial statements with management,

o discussed with our independent auditors the materials required to be discussed by SAS 61,

o reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

o based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in Golden River Resources' 2006 annual report on form 10-KSB.

David S Tyrwhitt, Audit Committee Chairman
Mordechai Gutnick, Audit Committee Member

REMUNERATION COMMITTEE

The Board has a Remuneration Committee comprised of two independent directors. During fiscal 2006, the Remuneration Committee did not meet.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Mr. Peter Lee
Golden River Resources Corporation.
PO Box 6315
St Kilda Road Central
Melbourne, Victoria 8008
Australia

ANNUAL MEETING ATTENDANCE

The  Company   encourages   all  Directors  to  attend  the  Annual  Meeting  of
Stockholders either in person or by telephone.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal years ended June 30, 2006, 2005 and 2004. No other executive officer received more than US$100,000 per annum during this period. Unless otherwise indicated, all dollar amounts in this section represent Australian dollars ( A$ or $), which as of June 30, 2006 had an exchange rate with the U.S. dollar of A$1.00= U.S. $0.7301. In addition, at June 30, 2006, the exchange rate between the U.S. dollar and the Canadian dollar was CDN$1.00=U.S.$0.8931. Summary Compensation Table


                                                   Annual Compensation                 Long Term Compensation Awards
                                                   -------------------                 -----------------------------
                                                                                                       Securities
                                                                     Other Annual        Restricted    Underlying
Name and Principal Position            Year         Salary           Compensation       Stock Awards    Options
---------------------------            ----         ------           ------------       ------------    -------
Joseph Gutnick, Chairman
of the Board and CEO                   2006        $95,000(1)(2)       $19,281(3)        --           500,000(4)
                                       2005        $91,667(1)(2)       $18,935(3)        --           500,000(4)
                                       2004        $76,000(1)(2)       $16,484(3)        --               --
Craig Alford, Vice President
Exploration                            2006          CDN$120,000       CDN$13,750        --           150,000(7)
                                       2005          CDN$120,000        CDN$3,722        --           150,000(7)
Pini Althaus, Chief Operating
Officer (resigned April 2006)          2006            US$82,500                --        --               --
                                       2005        US$110,000(5)                --        --          250,000(6)

--------------------

1. The amounts listed were paid by us to AXIS, which provides the services of Mr. J I Gutnick and Mr Lee as well as certain other officers and employees to the Company.

2. Excludes options granted to Edensor of which Mr JI Gutnick is a Director and Shareholder (see Certain Relationships and Related Party Transactions)

3. Includes amounts paid by AXIS to an accumulation superannuation plan on behalf of Joseph Gutnick.

4. Includes 166,667 options that vested upon grant, 166,667 options that vested on January 27, 2005 and 166,667 options that vested on July 27, 2006.

5. Mr Althaus was a consultant for the period to October 2004 and at that time was appointed as an employee. The salary disclosed includes the consulting fees for the period July to October 2004 and the salary for the period November 2004 to June 2005.

6. Includes 250,000 options that are vested. Mr Althaus resigned on April 4, 2006 and the options expired on July 4, 2006.

7.   Includes 150,000 options that are vested.

For additional information about the Service Agreement and the Consulting Agreement see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

         We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the transaction is approved by the Audit Committee and the Audit Committee determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.

AGGREGATED  OPTION  EXERCISES  IN FISCAL  2006 AND FISCAL 2006  YEAR-END  OPTION
VALUES

The persons listed in the following table did not exercise any options in 2006.


                                   Number of Shares of Common           Value of Unexercised
                                  Stock Underlying Unexercised              In-the-money
                                    Options At June 30, 2006        Options At June 30, 2006(1)
                                 -----------------------------     ------------------------------
                     Name        Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------
Joseph Gutnick                         333,334      166,666            US$55,333      US$27,666
Pini Althaus*                          250,000         --              US$41,500             --
Craig Alford                           150,000         --              US$24,900             --

(1) Based on US$0.166 per share, the June 30, 2006 closing price reported on the OTC Bulletin Board.

*    Mr Althaus  resigned  on April 4, 2006 and the  options  expired on July 4,
     2006.

2004 STOCK OPTION PLAN

         The 2004 Plan provides for the granting of options. The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time. If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

         The 2004 Plan is administered by the Remuneration Committee of the Board comprised solely of directors who are not employees or consultants to Golden River Resources or any of its affiliated entities.

         Any employee, director, officer, consultant of or to Golden River Resources or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2004 Plan) is eligible to participate in the 2004 Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Golden River Resources or an affiliated entity. During any one year period, no participant is eligible to be granted options to purchase more than 5% shares of our issued and outstanding common stock or if they provide investor relations activities, or are a consultant to the Company, 2% of the issued and outstanding shares of common stock in any 12 month period.

         Options granted under the 2004 Plan are to purchase Golden River Resources common stock. The term of each option will be fixed by the Remuneration Committee, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Remuneration Committee at the time the option is granted. The exercise price must be paid in cash. Options granted to participants vest and have a term of 10 years.

         No award is transferable, or assignable by the participant except upon his or her death.

         The Board may amend the 2004 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

         Subject to earlier termination by the Board, the 2004 Plan has an indefinite term except that no ISO may be granted following the tenth anniversary of the date the 2004 Plan is approved by stockholders.

         Other than the issue of these Options, there are no other current plans or arrangements to grant any options under the 2004 Plan.

COMPENSATION PURSUANT TO PLANS

         The Company does not have any pension or profit sharing plans. The Company's Vice President Exploration and temporary staff employed in the exploration program in Canada are subject to Canadian requirements for contributions to pension plans. At June 30, 2006, the Company has an obligation to pay A$13,570. Contributions to employee benefit or health plans during the year ended June 30, 2006 were A$8,528.

COMPENSATION TO DIRECTORS

         It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Independent Directors are paid Directors fees of A$20,000 per annum.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth, as of June 30, 2006, information regarding options under our 2004 stock option plan, our only active plan. The 2004 stock option plan has been approved by our stockholders. Outstanding options under this plan that are forfeited or cancelled will be available for future grants. All of the options are for the purchase of our common stock.

                                                                                          Number of Securities
                                                                                         Remaining Available for
                                                                                         Future Issuances Under
                             Number of Securities to be        Weighted Average         Equity Compensation Plans
                               Issued Upon Exercise of        Exercise Price of           (Excluding Securities
                                 Outstanding Options         Outstanding Options         Reflected in Column (A)
Plan Category                            (A)                         (B)                           (C)
---------------------------- ---------------------------- -------------------------  ----------------------------
Equity compensation
plans approved by
security holders                    1,350,000(1)                  US$1.00                    1,321,413(1)

Equity compensation
plans not approved
by security holders                      -                           -                            -
                             ---------------------------- -------------------------  ------------------------------

   Total                            1,350,000(1)                  US$1.00                    1,321,413(2)
---------------------------- ============================                            ==============================

(1) On July 4, 2006, 250,000 were cancelled following the resignation of the Chief Operating Officer. As a result, a further 250,000 options are available for future grants.

(2) The maximum number of shares available for issuance under the 2004 stock option plan is equal to 10% of the issued and outstanding shares of common stock, at any time.

PRINCIPAL OFFICERS CONTRACTS

Craig Alford

         In April 2004 the Company appointed Mr. Craig Alford as Vice President Exploration. Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including
Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada.

         Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

         Mr. Alford is responsible for overseeing Golden River Resources' gold exploration on the Committee Bay Greenstone Belt and in the Slave Craton in Nunavut, Canada. He will also be actively involved in continuing Golden River Resources' strategy of acquiring high potential, early-stage gold properties worldwide.

         Mr Alford's contract is for one year until March 31, 2005 and since that time has been operating on a month to month basis. Discussions are being held between the parties with a view to renewing the contract. The contract sets out a salary of CDN$120,000 per annum and the issue of 150,000 stock options pursuant to a Stock Option Plan. If the Company terminates the contract without cause the Company is required to pay Mr Alford a payment equivalent to two weeks salary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2006 all such filing requirements were complied with in a timely manner by all Directors and executive officers.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group as of June 30, 2006.

------------------------------- ----------------------------------- ----------------------------- -----------
TITLE OF CLASS                  NAME AND ADDRESS                    AMOUNT AND NATURE OF          PERCENTAGE
                                OF BENEFICIAL OWNER*                BENEFICIAL OWNER              OF CLASS
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          Joseph and Stera Gutnick            41,200,224    (2)(3)(4)          87.3
                                                                                  (5)(6)(7)
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          RAB Special Situations (Master)     31,670,000    (9)(13)            55.8
                                Fund Limited
                                1 Adam Street
                                London WC2N 6LE
                                United Kingdom
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          David Stuart Tyrwhitt               50,000        (2)(3)(8)           **
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          Mordechai Zev Gutnick               -             (3)(10)
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          Peter James Lee                     250,000       (2)(3)(8)           **
------------------------------- ----------------------------------- ----------------------------- -----------
Shares of common stock          Craig Alford                        150,000       (3)(11)             **
------------------------------- ----------------------------------- ----------------------------- -----------
                                All officers and Directors          41,650,224    (12)               87.3
                                as a group
------------------------------- ----------------------------------- ----------------------------- -----------

* Unless otherwise indicated, the address of each person is c/o Golden River Resources Corporation, Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia

**       less than 1%

NOTES:

(3)      Based on 26,711,630 shares outstanding as of June 30, 2006.

(4) Does not include:
         (i) 8,949 shares of Common Stock beneficially owned by Great Gold Mines NL or
         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited or
         (iii)    229,489 shares of Common Stock beneficially owned by AXIS,

         of which companies Messrs JI Gutnick, Lee, and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(5)      Does not include 2,500 shares of Common Stock beneficially owned by us.

(6) Includes 5,394,590 shares of Common Stock owned by Edensor Nominees Pty Ltd., 1,753,984 shares of Common Stock owned by Kerisridge Pty Ltd., 1,500,000 shares of Common Stock owned by Surfer Holdings Pty Ltd, 30,000,000 shares of Common Stock owned by Fast Knight Nominees Pty Ltd (including 20,000,000 shares issuable upon exercise of warrants at an exercise price of US$0.1542 per share), 2,000,000 shares of Common Stock owned by Kalycorp Pty Ltd and 26,000 shares of Common Stock owned by Pearlway Investments Proprietary Limited, of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(7) Includes 500,000 shares issuable upon exercise of stock options owned by Mr. Gutnick.

(6) Joseph Gutnick is the beneficial owner of 25,650 shares of Common Stock that are registered in his own name.

(7)      Joseph Gutnick and Stera Gutnick are husband and wife.

(8)      Issuable upon exercise of stock options.

(9) RAB owns 1,670,000 shares of common stock and warrants exercisable to acquire an additional 30,000,000 shares of common stock, including
         10,000,000 shares of common stock issuable upon exercise of Special Warrants, without the payment of any additional consideration and 20,000,000 shares of common stock issuable upon exercise of Warrants with an exercise price of US$0.1542 per share. Notwithstanding anything contained therein to the contrary, the Special Warrants and Warrants are not exercisable by the holder, in whole or in part, and the Company shall not give effect to any such exercise of the Special Warrants and Warrants, if, after giving effect to such exercise, the holder, together with any affiliate of the holder (including any person or company acting jointly or in concert with the holder) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; PROVIDED, HOWEVER, that upon a holder of the Special Warrants or Warrants providing the Company with sixty-one (61) days notice that such holder would like to waive this limitation with regard to any or all shares of common stock issuable upon exercise of the Special Warrants or Warrants, this limitation will be of no force or effect with regard to all or a portion of the Special Warrant or Warrants referenced in the waiver notice.

(10)     Does not include:

         (i) 8,949 shares of Common Stock beneficially owned by Great Gold Mines N.L. or

         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited of which companies Mr MZ Gutnick is a Director as he disclaims beneficial ownership of these shares.

(11)     Includes 150,000 stock options which are exercisable.

(12) Includes 800,000 shares that are issuable upon exercise of stock options.

(13) RAB is organized under the laws of the Cayman Islands. Phillip Richards has sole investment and voting control over the securities owned by RAB.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are one of five affiliated companies of which four are Australian public companies listed on Australian Stock Exchange. Each of the companies have some common Directors, officers and shareholders. In addition, each of the companies owns equity in and is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. The Company owns 9.09% of the outstanding shares of AXIS. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

         AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

         We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

         The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

         In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$825,939 (being A$529,175 in respect to the current year and A$296,764 being the amount owing at June 30,
2005) in respect of the Service Agreement for the fiscal year ended June 30, 2006 and A$487,535 (being A$383,535 in respect to the 2005 and A$104,000 in respect to the 2004 year) in respect of the Service Agreement for the fiscal year ended June 30, 2005.

         During 2006, AXIS loaned the Company A$108,000 and A$249,500 during 2005. At June 30, 2005 and 2006, the Company owed AXIS A$296,764 and A$20,450 respectively for services provided in accordance with the Service Agreement. During fiscal 2005 and 2006, AXIS Consultants charged interest of A$13,879 and A$21,019 respectively on outstanding balances. AXIS charged interest rates between 10.60% and 10.85% for fiscal 2005 and 9.35% for fiscal 2006. The amount owing to AXIS at June 30, 2006 is included within accounts payable and accrued expenses.

         Wilzed Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities. During the 2005 fiscal year, Wilzed loaned A$644,633 and charged A$31,235 in interest. We repaid $396. At June 30, 2005, the Company owed Wilzed A$675,472. Wilzed charged interest during fiscal 2005 at rates between 9.10% and 9.35%. During the 2006 fiscal year, Wilzed loaned A$1,241,836 and charged A$83,243 in interest and we repaid $550. Wilzed charged interest during fiscal 2006 at the rate of 9.35%. In May, 2006, we agreed to issue to Fast Knight Nominees up to 10 million shares of common stock at an issue price of A$0.20 (US$0.1542) and 20 million options with an exercise price of A$0.20 per share with a latest expiry date of April 30, 2011, as repayment of A$2 million in loans from Wilzed to the Company. Wilzed agreed to accept the shares and options as satisfaction of the loan and instructed us to issue the shares and options to Fast Knight Nominees, a company that is also associated with Mr. Gutnick.

         Mr Joseph Gutnick, the President of the Company, advanced us the initial deposit to open a US Dollar bank account. The amount of A$1,329 (US$1,000) was repaid in July, 2006.

         Kerisridge Pty Ltd, a company associated with our President, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt we owed to it into common stock and warrants in us. We issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2006 in full repayment of the amount owing to Kerisridge. Kerisridge did not exercise the warrants prior to the expiry date.

TRANSACTIONS WITH MANAGEMENT.

         We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

        REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF STOCKHOLDER
                     PROPOSALS AND NOMINATIONS OF DIRECTORS

Stockholder proposals that are intended to be included in our proxy statement for our 2007 Annual Meeting pursuant to Proxy Rule 14a-8 must be received by us no later than June 26, 2007, and must otherwise comply with that rule.



                              INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has approved the selection and retention of PKF, Certified Public Accountants, a Professional Corporation, to audit our consolidated financial statements for our fiscal year ending June 30, 2007. PKF has served as our independent auditors since 2003.

         Representatives of PKF are not expected to be present at the Annual Meeting.

         The following table shows the audit fees incurred for fiscal 2006 and 2005.

                                        2006                        2005
                                        ----                        ----

Audit fees                          A$45,494                    A$52,061
Audit related fees*                   13,697                       4,308
Tax fees                                   -                           -
                                  ----------                   ---------
Total                               A$59,191                    A$56,369
                                  ==========                   =========


*In 2006 the audit-related services relate to work on the Form SB-2 Registration Statement and in 2005 the audit-related services relate to work on the proposed listing on Toronto Venture Exchange.

         Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-QSB/10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

         As part of its duties, our Audit Committee pre-approves audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Our Audit Committee does not delegate to management its responsibilities to pre-approve services performed by our independent auditors.

                                  OTHER MATTERS

We know no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.


By order of the Board of Directors,

/s/ Peter J Lee
-----------------
Peter J Lee
Secretary

October 5, 2006

                                                                         ANNEX A

                       GOLDEN RIVER RESOURCES CORPORATION

                             AUDIT COMMITTEE CHARTER

TERMS OF REFERENCE

1.       OBJECTIVE:

     To assist the Board of Directors in (i) fulfilling its responsibilities relating to accounting and reporting practices of Golden River Resources Corporation; (ii) improving the quality of internal reporting; and (iii) monitoring, examining and where appropriate recommending action in relation to the Company's risk management including such areas as insurance and the use of derivatives.

2.       REPRESENTATION

    To ensure compliance with the proposed Bulletin Board Exchange corporate governance rules, at least one of the Directors on the Committee must be independent.

3.       QUORUM

    The quorum for a meeting of the Audit Committee shall be two Directors, one of which must be an independent Director.

4.       FREQUENCY AND CONDUCT OF MEETINGS

     The Committee will hold at least two regular meetings per year, and such additional meetings as the Chairman shall decide in order to fulfill its duties. The Secretary or other appropriate executive will act as Secretary of the Committee and shall be responsible, in conjunction with the Chairman, for drawing up the agenda and circulating it, supported by explanatory documentation to Committee members prior to each meeting.

     The Committee shall conduct its proceedings in the manner set out for the Board in the By-Laws except as provided in these Terms of Reference.

     The Secretary will also be responsible for keeping the minutes of meeting of the Committee, and circulating them to Committee members and to the other members of the Board of Directors.

5.       ACCESS:

     The Committee shall have unlimited access to the external auditors and to senior management of the Company. The Committee shall also have the ability to consult independent experts where they consider it necessary to carry out their duties.

6.       DUTIES AND RESPONSIBILITIES

    The duties and responsibilities of the Audit Committee should be read in conjunction with the objective set out in 1 above and are as follows:


         o Discuss the audit plan of the external auditors and evaluate the effectiveness of the annual audit.

         o Decide and implement any internal investigations thought appropriate, including internal audit.

         o Monitor the adequacy and effectiveness of the Company's administrative, operating and accounting policies.

         o        Monitor the adequacy of the Company's internal control system.

         o Review the Form 10-K and 10-Q financial statements where applicable and recommend acceptance to the Board of Directors.

         o Recommend to the Board of Directors the appointment of the external auditors.

         o Review proposed audit fees and make recommendations to the Board of Directors.

         o Determine that no management restrictions are being placed upon the external auditors.

         o Review any regulatory reports submitted to the Company and monitor management's response to them.

         o Require reports from management and external auditors on any significant proposed regulatory, accounting or reporting issue and to assess the potential impact upon the Company's financial reporting process.

         o        Review and approve all significant accounting policy changes.

         o        Receive  and  consider  the  external   auditor's   management
                  letter(s)  in  relation  to  their  audit  of  the   Company's
                  accounts.

         o        Assessing the performance of financial management.

         o        Review  of  risk   management   practices   including  use  of
                  derivatives, insurance coverage and environmental matters that may have a material impact on financial results.

         o Review all related party transactions to ensure they are at arms length and in the best interests of the Company.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 10-KSB

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
 (Mark one)
[x]      ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended       JUNE 30, 2006      or
                             --------------------

[ ]      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ________________  to _______________

Commission File Number    0-16097
                         ------------

                       GOLDEN RIVER RESOURCES CORPORATION
                          (FORMERLY BAY RESOURCES LTD.)
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                    98-0079697
                  --------                                    ----------
         (State or other jurisdiction of                    (IRS Employer
         incorporation or organisation)                     Identification No.)

         Level 8, 580 St Kilda Road MELBOURNE, VICTORIA, 3004, AUSTRALIA
                                    ------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   011 (613) 8532 2860
                                                     -------------------

Securities registered pursuant to Section 12 (b) of the Act:
         Title of each class           Name of each exchange
                                          on which registered
                 N/A                             N/A

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $.0001 per share
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements the past 90 days.

                                Yes __X__ No____

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.|X|

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)

                                Yes ____ No __X__


State Issuer's Revenues for its most recent fiscal year.

NONE

The aggregate market value based on the average bid and asked price on the over-the-counter market of the Registrant's common stock, ("Common Stock") held by non-affiliates of the Company was US$__________ as at June 30, 2006.

There were 26,711,630 outstanding shares of Common Stock as of September 25, 2006. (Does not include 10,000,000 shares of Common Stock that are issuable upon exercise of Special Warrants, without the payment of any additional consideration. See Item 6. "Management's Discussion and Analysis of Financial Condition or Plan of Operation - Liquidity and Capital Resources.")


DOCUMENTS INCORPORATED BY REFERENCE

Not Applicable

Transitional Small Business Issuer Yes:___  No:__X__

TABLE OF CONTENTS                                                                     PAGE


PART I
Item 1            Business                                                               4
Item 2            Properties                                                            21
Item 3            Legal Proceedings                                                     21
Item 4            Submission of Matters to a Vote of Security Holders                   21

PART II
Item 5            Market for Common Equity and Related Stockholder Matters              22
Item 6            Management's Discussion and Analysis of Financial Condition           23
                  or Plan of Operation
Item 7            Financial Statements                                                  29
Item 8            Changes in and Disagreements with Accountants on
                  Accounting and Financial Statement Disclosure                         29
Item 8A           Controls and Procedures                                               29


PART III
Item 9            Directors and Executive Officers of the Registrant                    30
Item 10           Executive Compensation                                                32
Item 11           Security Ownership of Certain Beneficial Owners
                  and Management and Related Stockholder Matters                        35
Item 12           Certain Relationships and Related Transactions                        37


PART IV
Item 13           Exhibits, Financial Statement Schedules, and Reports
                  on Form 8-K                                                           39
Item 14           Principal Accounting Fees and Services                                39


                  Signatures                                                            40
                  Exhibit Index                                                         42

Appendix A -      Glossary                                                              65
Appendix B -      List of Mining Interests                                              68



                                     PART I

ITEM 1            BUSINESS

GENERAL

         Our name is Golden River Resources Corporation and we sometimes refer to ourselves in this Annual Report as "Golden River Resources", the "Company" or as "we," "our," or "us." We changed our name from Bay Resources Ltd to Golden River Resources in March 2006. We are an exploration stage mining company. Our objective is to exploit our interest in the mineral claims in Nunavut, Canada which are in the Slave Craton and in the Committee Bay Greenstone Belt. Our principal exploration target is for gold and we are seeking to determine whether adequate gold reserves are present on the property covered by our claims to develop an operating mine. We are in the initial stages of our exploration program and have not yet identified any ore reserves.

         We hold the interests in the Slave Craton directly and our wholly owned subsidiary named "Golden Bull Resources Corporation" (formerly 4075251 Canada Inc.) holds the interests in the Committee Bay Greenstone Belt. Our wholly-owned subsidiary is referred to in this Annual Report as `Golden Bull."

         We sometimes refer to our claims collectively in this Annual Report as either the "Slave Properties" or the "Committee Bay Properties". Our claims are registered in the Mining Recorders Office in the Mining District of Nunavut and give us the right to explore and mine minerals from the property covered by the claims.

         We were incorporated in the State of Delaware on February 1, 1973. We commenced our mineral exploration activities in 2002. Prior thereto, we were engaged in a number of other business activities that have been discontinued. Our executive offices are at Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia and we have an office at 1 Yonge Street, Suite 1801, Toronto, Ontario M5E 1W7, Canada. Our website location is WWW.GOLDENRIVERRESOURCES.COM. Information included on our website shall not be deemed to be incorporated in this Annual Report. Our wholly owned subsidiary, Golden Bull, was incorporated on May 27, 2002 in the Province of Ontario, Canada and is licensed to do business in the Northwest Territories and Nunavut Canada.

CURRENCY.

         We use the Australian dollar as our reporting currency, since we are headquartered in Australia and our administrative expenses are incurred in Australian dollars. References to dollars are to Australian dollars (A$) unless otherwise indicated as being Canadian dollars (CDN$) or United States dollars (US$). For the convenience of the reader, the Australian Dollar figures for the year ended June 30, 2006 have been translated into United States Dollars ("US$) using the rate of exchange at June 30, 2006 of A$1.00=US$0.7301.

HISTORY OF THE COMPANY

         Our predecessor corporation, Bayou Oil, was incorporated under the laws of Minnesota in 1973 and since that time it had a number of activities that have been ceased.

         On  February  13,  1998,  we  incorporated  a  100%  owned  subsidiary,
Baynex.com   Pty  Ltd  (formerly   Bayou   Australia  Pty  Ltd),  a  corporation
incorporated under the laws of Australia.

         On June 29, 1999 we undertook a reverse stock split on a 1:20 basis and amended our Articles of Incorporation to amend the par value of our shares from US$0.15 cents to US$0.0001 cents per share. On September 27, 1999 we changed our name from Bayou International, Ltd to Baynet, Ltd.

         In May 2000, we commenced work on the development of a B2B mining portal however, this was abandoned as it was considered uneconomic.

         On August 21, 2000 we incorporated a new wholly owned subsidiary, Bay International Pty Ltd (now known as Bay Resources (Asia) Pty Ltd), a corporation incorporated under the laws of Australia. In October 2000, we changed our name to Bay Resources Ltd, and in March 2006, we changed it to Golden River Resources Corporation.

         During fiscal 2001, we conducted a due diligence review of St. Andrew Goldfields Ltd ("St. Andrew") with a view to taking a substantial investment in St. Andrew. Following the conclusion of the review, we decided not to proceed with the investment.

         In May 2002, we incorporated a new wholly owned subsidiary, Golden Bull Resources Corporation (formerly 4075251 Canada Inc.), a corporation incorporated under the laws of Canada. Golden Bull is the vehicle that will be used by the Company to undertake exploration activities for gold on the Committee Bay Properties in Canada.

         During the 2002 fiscal year we continued to expand our gold exploration business by:

         (i) entering into an agreement to explore for gold on Tahera's extensive property interests on the Slave Craton in northern Canada; and

         (ii) making application via a new 100% owned subsidiary, Golden Bull (previously known as 4075251 Canada Inc), for properties in the highly prospective Committee Bay Greenstone Belt in Nunavut, Canada.

         In October 2002 we entered into an agreement (via our wholly owned subsidiary Bay Resources (Asia) Pty Ltd) with the Tibet Bureau of Geology and Minerals Exploration Development, China to earn a minimum 51% interest in the Xigaze copper belt running in a 200 kilometer east-west trend either side of Lhasa. However, in February 2003 we decided to withdraw from these arrangements as a result of further hurdles being placed before us by the Chinese authorities that were not known at the time of entering into the agreement.

         It is the policy of our Board of Directors that we will not engage in any activities which would subject us to registration and reporting requirements of the Investment Company Act of 1940.

DESCRIPTION OF BUSINESS

INTRODUCTION

         We are an exploration stage company engaged in the identification, acquisition, exploration and development of mining prospects believed to have gold mineralization. The main objective is to explore, identify, and develop commercially viable prospects over which we have rights that could produce revenues. These types of prospects may also contain mineralization of metals often found with gold, such as platinum and silver and other `base metals' (copper, nickel, lead, zinc) which also may be worth processing. Exploration and development for commercially viable mineralization of any metal includes a high degree of risk which careful evaluation, experience and factual knowledge may not eliminate, and therefore, we may never produce any revenues.

         We hold properties in Nunavut, Canada. Golden River Resources holds interests in the Slave Craton area within Nunavut and our currently owned 100% subsidiary; Golden Bull Resources holds various prospects in the Committee Bay Greenstone Belt in Nunavut. We are in the initial stages of exploration programs and have not yet identified any ore reserves.

         Please note that the Glossary in Appendix A to the Annual Report contains definitions for the geological and other specialized terms used in this section.

SLAVE CRATON PROPERTIES

         During 2002, we reached an agreement with the Canadian company, Tahera Diamond Corporation, to explore for gold on Tahera's extensive properties on the Slave Craton in Nunavut, Canada. At that time, Tahera's Slave land package included 177 properties and 11 Inuit Owned Land ("IOL") Concessions covering approximately 471,000 acres. Tahera is a diamond mining company conducting diamond exploration in the northern Slave Craton and brought its Jericho diamond pipe into production in 2006.

         Tahera has an extensive database of data to which we have access, including geophysical surveys, overburden and bedrock mapping, overburden sampling and drilling data. We have agreed to pay them a two percent net smelter return royalty on any production from gold and base metals we discover having used Tahera's extensive database.

         We believe there are some exceptional gold targets on Tahera's ground; principally in the High Lake Volcanic Belt, and in the Contwoyto Formation.

         Within  the  High  Lake  Volcanic   Belt,   the  target  is  silicified
shear-hosted gold, similar to the 565,000 ounce ULU gold deposit which borders the Tahera properties.

         The Contwoyto properties lay in close proximity to the Lupin gold mine, which is a high grade gold deposit of over three million ounces. We believe that there is significant potential for gold mineralization, similar to that found at Lupin, on the Contwoyto properties.

         We have included a list of the mining properties that are covered under our agreement with Tahera in Appendix B to this Annual Report.

         The agreement with Tahera dated March 7, 2002 gives us rights of access to exploration data of Tahera covering gold, silver and base metal potential on properties held by Tahera or properties which are adjacent to or in the area of the Tahera properties. If during our exploration for gold, silver or base metals, we discover diamonds, Tahera retains the rights to the diamonds. Under the agreement, if we wish to conduct exploration on the properties, we need to seek access to the properties and enter into an access agreement with Tahera, suitable to Tahera, which sets out the terms of our access. Our access cannot interfere with Tahera's operations on the properties. Tahera has the sole and unfetted discretion to sell, transfer, assign, encumber, mortgage, pledge, hypothecate, allow to lapse, forfeit, surrender or in any way dispose of its interest in the properties. Should Tahera sell, transfer, assign the properties, we would then need to negotiate access with the new holder of the properties. We undertake exploration at our sole risk. Subject to Tahera's rights, we have the right to exploit opportunities for gold, silver or base metals on the properties. We have granted Tahera a 2% net smelter return royalty.

         We entered into access agreements with Tahera for the 2004 and 2006 exploration programs.

         Each of the properties has minimum exploration expenditure commitments on an annual basis to retain the rights for the property. The minimum commitments can be met by actual exploration expenditure or by making a cash payment in lieu of exploration expenditure. Expenditure by both Tahera and us is counted towards the commitment. In 2004 and 2005, the commitments were met by a mixture of exploration expenditure and cash payments by both Tahera and us. As a result, the properties are available for exploration in 2006 and subject to the commitments being met in 2006, will be available for exploration in 2007.

LOCATION

Hood River Ground

         The Hood River mineral properties and Inuit Owned Land Concessions are in the High Lake Volcanic Belt located in the northwest section of the Slave Structural Province in the Mackenzie District of Nunavut. The land holdings include 4 mining properties totalling 10,330 acres, and 5 contiguous IOL concessions totalling 21,381 acres. Only the IOL concessions are within the greenstone component of the High Lake Volcanic Belt and therefore of exploration interest to us. The approximate center of the Inuit Concessions is about 45 kilometers north of the Arctic Circle, and 530 kilometers north-northeast of Yellowknife. The IOL Concessions are held 50:50 by Benachee Resources Inc. and Snowpipe Resources Ltd. (both wholly owned by Tahera). There are no known encumbrances on the concessions.

Contwoyto Lake Ground

         The CO-08 IOL Concession is underlain by the Contwoyto Formation on the east side of Contwoyto Lake. The original C0-08 Concession Agreement totalled 65,250 acres and is located in the Mackenzie District of Nunavut. The approximate center of the C0-08 Concession is about 100 kilometers south of the Arctic Circle, 100 kilometers north-northwest of Lac de Gras, and 380 kilometers north-northeast of Yellowknife. The C0-08 Concession Agreement is held 50:50 by Benachee Resources Inc. and Snowpipe Resources Ltd. (both wholly owned by Tahera). There are no known encumbrances on the concessions.

ACCESS, INFRASTRUCTURE, LOCAL RESOURCES

         Access to all the areas in the Slave Craton is by aircraft. In summer months, float equipped aircraft may land on local lakes of appropriate size including Contwoyto Lake, Napatulik Lake, Penthouse Lake (unofficial name), and Carat Lake. In addition, airstrips are available for fixed wing aircraft equipped with tundra tires at the Lupin mine site, the Ulu mine site, and Tahera's Carat Camp (Jericho). Helicopter support is needed to mobilize personnel from camp sites to the property areas. The winter road which links Yellowknife to the Lupin mine site on Contwoyto Lake has historically been used for economical transportation of supplies in winter months. This road has since been extended to Tahera's Carat Camp.

         Tahera's properties are located in the treeless Arctic within the zone of permafrost. The weather in the property areas is typical of the continental barren lands which experience cool summers and extremely cold winters. Winter temperatures can reach -45 degrees. Summer temperatures are generally in the 5 to 10 degree Celsius range but can reach the high 20's degrees Celsius. Average annual snowfall rarely exceeds 1 meter, most of which falls during autumn and spring storms. Small lakes are clear of ice usually by the third week in June and start freezing over again in late September.

         The topography of the area consists of low rolling hills with areas of low-lying swampy muskeg. Local relief is low, rarely exceeding 150 meters.

         The closest community with regularly scheduled air service is Kugluktuk (formerly Coppermine) which is 145 kilometers northwest of the Anuri/Rockinghorse concessions and 200 kilometers northwest of the Hood River concessions. First Air has scheduled flights everyday from Yellowknife to Kugluktuk. The main centre for transportation to the properties is through Yellowknife, 530 kilometers southwest of the Hood River concessions, and 410 kilometers southwest of the Contwoyto concessions. Fixed wing and helicopter charter services are available in Yellowknife, as are all supplies (groceries, lumber, fuel, etc.) and expediting services. Additional existing infrastructure to help service the land holdings includes Tahera's Jericho minesite and Woldens' Lupin and Ulu minesites.

EXPLORATION HISTORY

         All previous work reported by companies is quoted from open file government assessment reports. For the Slave Craton land holdings non diamond-related exploration activities are emphasized as these relate to our interest and exploration agreement with Tahera. Specifically, previous exploration work on the Hood River/High Lake and Contwoyto Lake land holdings are detailed as these are deemed to be most prospective for gold.

Hood River/ High Lake Belt

         Exploration around and directly within the Hood River properties began in 1965 and over the years has included sampling, mapping, trenching, and drilling, as well as ground and airborne geophysical surveys.

         In 1989 the Ulu gold deposit was discovered. Previous efforts directly on our Hood properties have outlined several key areas of anomalous gold mineralization which include the Penthouse, Blackridge, Crown and the North Fold Nose areas.

         In 1999 the Nunavut Land Claims Agreement came into effect and granted surface ownership of about 360,000 square kilometers of land to the Inuit, of which they have the subsurface rights for approximately 37,500 square kilometers. Nunavut Tungavik Incorporation ("NTI") is the entity through which these subsurface rights are administered. The areas around Ulu that in the Hood River (CROWN, DEN, FIDO and ULU) were ultimately incorporated into NTI lands, with the exception of the original ULU claim.

         In March, 2003, Strongbow Resources Inc. and Nunavut Tungavik Incorporated announced an agreement whereby Strongbow could explore a large parcel of land which covers all the south half of the High Lake Greenstone Belt and borders Tahera's IOL concession on the east, south, and west.

CONTWOYTO FORMATION

         Following the discovery of the Lupin Mine on the western shore of Contwoyto Lake in 1960, exploration for additional Lupin-style banded iron formation hosted gold deposits commenced throughout the Contwoyto Formation. This resulted in the discovery of a number of prospects many of which occur on Tahera's Contwoyto properties.

         Significant results that substantiate the gold prospectivity of the region have been reported on several key areas which include the R43-R45, the R44-R47, the 5-5, and the Ox prospects.

         Diamond exploration began in the area in 1993. Discovery of several kimberlite bodies prompted a helicopter-borne EM and magnetic survey over 110 square kilometers in the Contwoyto Lake area. A part of the Tahera data set this survey has delineated a number of prospective iron formations.

GEOLOGICAL SETTING

         The Slave Structural Province encompasses an elliptical area 500 kilometers wide by 750 kilometers long and is located between Great Slave Lake to the south and Coronation Gulf to the north.

         The Yellowknife Supergroup, important for ore deposits, occurs as twenty-six linear volcanic belts surrounded by granitic batholiths. These belts are typically isoclinally folded and largely range in age from 2715-2671 million years. The belts have been divided in the literature into mafic volcanic-dominated (Yellowknife type) and felsic volcanic-dominated (Hackett River type). Yellowknife-type volcanic belts are dominated by massive to pillowed basalt flows with lesser amounts of felsic volcanic and volcaniclastic rocks, clastic sedimentary rocks and occasionally synvolcanic conglomerate and carbonate units. The Hackett River-type belts are defined by the abundance of calc-alkaline felsic and intermediate volcanic rocks intercalated with turbidite.

         At least five episodes of Proterozoic diabase dyke "swarms" (2400 million years - 600 million years) have been recorded in the Slave Structural Province. These dyke sets form local positive relief where they intrude easily eroded lithologies such as the metaturbidites and negative relief in areas where they are juxtaposed with granites and gneisses.

         No known mineral reserves are known on our land. All previous programs have been exploratory in nature.

PROSPECTS

Hood River Ground

         High grade gold prospects are found within a 9 by 7 kilometer block in the west-central portion of the High Lake belt. Four main mineralized areas occur; the North Fold Nose, Penthouse, Crown and Blackridge. The mineral prospects on the properties occur in rocks of the same age and nature as at the Ulu gold deposit where gold occurs in brecciated basaltic wallrock clasts which are replaced by acicular arsenopyrite + quartz + K-feldspar.

         There is a spatial relationship between the gold bearing zones of the Ulu deposit with the axial trace of the ULU anticline. The properties cover the northern most two kilometers of this important fold axis. Several gold bearing zones have been previously identified in this area. In one area along the axis, a one meter wide quartz vein, outcrops for over 40 meters and contains arsenopyrite, pyrite, pyrrhotite, chalcopyrite, and native copper. Highly anomalous silver and bismuth were also returned from these samples.

         Further mineralized zones were discovered in the central fold of the North Fold Nose. A gold value of 176 gpt gold was produced within the prospect area from narrow quartz-pyrite vein rubble.

         Previous exploration has outlined five zones of gold mineralization on the Crown prospect (now largely within the properties). At the "Main Zone", several highly anomalous gold values to 24 gpt were returned from an 800 meter long silicified basalt/biotite schist contact. Seven trenches were dug in the Main Zone area. Silicified zones up to 6 meters wide with arsenopyrite were noted. The "B" zone is parallel to and 80 meters east of the Main Zone. The structural setting and mineralogy here is similar to the Main Zone. Gold values of 12.4 gpt and 8.7 gpt gold are found along 450 meters and the zone is reported open to the north. Gold values to 1.8 and 4.6 gpt gold were reported from grab samples of silicified basalt and sediments with arsenopyrite in the "Western Zone." Anomalous gold values were also reported in the folded stratigraphy of the "Eastern" and "Fold" zone.

         To the northwest of the Crown prospects are the Penthouse prospects. The original sampling on the South Penthouse grid returned values of 23.9 to
220.1 gpt gold. The highest grade sample was from a silicified north-trending shear zone which was traceable for 200 meters. A northeast trending shear, traceable for 250 meters on the North Penthouse area returned significant gold result from narrow arsenopyrite bearing veins. Additional highly prospective zones of mineralization have been identified in the Penthouse area.

         Polymetallic quartz veins in the area contain highly elevated silver values up to 473 gpt along with anomalous zinc, lead, cadmium, and antimony values. This style of mineralization is very similar to the auriferous polymetallic quartz vein at the Northern Fold Nose on the historic ULU 2 claim.

         Five principal styles of mineralization were identified by BHP on the Penthouse grid, namely i) Auriferous silicified zones with arsenopyrite in sediments; ii) Auriferous arsenopyrite bearing quartz veins at mafic volcanic-sediment contacts; iii) Auriferous polymetallic quartz veins transecting the mafic volcanic stratigraphy; iv) Stratabound massive sulphide mineralization at the mafic volcanic-sediment contact; and v) Auriferous polymetallic quartz veins hosted by sediments adjacent to the same mafic volcanic-sediment contact.

         Massive sulphide  mineralization is present as discontinuous pods up to
1.5 meters thick along the western basalt-sediment contact on the south Penthouse grid. Values of up 4.8% zinc, 0.5% lead, 0.5% copper, 40 gpt silver and 0.5 gpt gold were returned from surface sampling. No drilling was carried out on this prospect.

         South of the Crown prospects, across the southeastern edge of a granitic intrusion is the Blackridge prospect last worked by Aber Resources Ltd. The mineralization consists of an altered and locally brecciated gabbro-hosted silicified zone. The principal mineralized zone has been traced for at least 700 meters northeast and is 2.5 - 3.5 meters wide. The highest surface grades include a chip sample of 7.5 gpt gold/ 9 meters.

Contwoyto Property

         More than 100 iron formation-hosted gold occurrences occur in the Point Lake - Contwoyto Lake meta-sediment sequence. The most notable gold-bearing iron formation in the vicinity is the Lupin gold mine. Mineralization specific to the properties includes a number of significant iron formation hosted gold prospects including the R43-R45, the R44-R47, the 4-2 grid, the Ox, and the 5-5 grid prospects.

         The R43-R45 prospect is hosted by a Z-shaped folded iron formation up to 10 meters wide and traceable for over 1.3 kilometers. The area is mainly unsampled. The geology, mineralization, alteration and structure are extremely similar to the Lupin gold mine (located just 28 kilometers to the west) where gold mineralization is in a "Z" folded iron formation with pyrrhotite and arsenopyrite. The R43-R45 "Z" fold is of the same magnitude as Lupin. No drilling has ever been reported here.

         The R44-R47 prospect is hosted by an iron formation up to 5 meters wide and traceable on surface for 1.9 kilometers. Significant gold values have been returned from surface sampling However, no drilling was reported.

         On the 4-2 prospect, previous explorers have traced a sulphide-rich iron formation, in boulders up to 2 meters in size, on surface for 200 meters. Significant gold assays have returned however, no follow-up drilling appears to have been done.

         Within the Ox prospect, sampling of the iron formation returned gold values from a pyrrhotite-rich boulder. One drill hole was conducted at the prospect and intersected two separate iron formation horizons, 8.2 meters apart. Both the upper and lower iron formation returned gold from assays.

         On the 5-5 prospect, several east-west trending, 300 to 2,700 meters long EM conductors have been outlined. A total of six iron formations have been identified, four of which are coincident with the EM conductors. Sulphide rich boulders of iron formation at the southwest section of Grid 5-5 yielded gold values. The "Fox A" prospect is also within the 5-5 Grid area and the iron formation is 33 meters wide and 220 meters long and has returned gold values. Drilling in 1987 on the 5-5 prospect included 8 holes totaling 942 meters. All eight holes intersected iron formation and returned gold from a section containing pyrite, arsenopyrite and pyrrhotite. Four short drill holes on the 5-5 grid in 1988 tested a folded iron formation as outlined by an IP survey. DDH 88-4, drilled 225 meters west of an earlier high grade intercept, intercepted a further significant gold intersection in pyrite-rich siliceous iron formation. A further high grade surface prospect in arsenopyrite and quartz- rich iron formation boulders was apparently not drilled. The other drill holes intersected siliceous +/- sulphidic iron formation ranging from 5.7 to 15.0 meters thick.

WORK PROGRAMS

         The first phase of the Company's planned exploration programs over the Hood River and Contwoyto IOL claim groups was carried out in August 2004 and consisted of exploration mapping, sampling and prospecting. This initial program was designed to follow up and assess geophysical and geological anomalies reported by previous workers with a focus on targeting and expanding areas for phase two work.

Hood River Ground

         Golden River Resources spent $104,446 on exploration on the Hood River IOL Concessions. Four key areas warrant further investigation.

         NORTHERN FOLD NOSE - This zone is located approximately 3 kilometers north of the ULU deposit and is thought to be part of the major fold structure which hosts the ULU deposit. Further mineralized zones were discovered within the Northern Fold Nose area than previously described. Acicular arsenopyite was noted in narrow shears within silicified basalt just south of the Northern Fold Nose. Chip sampling of the exposed veins during the 2004 field season yielded several samples of anomalous gold values. Gold values obtained from this work ranged from 22.9 gpt to 495 ppb.

         PENTHOUSE - The Penthouse prospects are underlain by a geologically and structurally complex package of mafic volcanic and metasediments. The metasediments are thought to form the conduit for mineralizing fluids. Gabbroic sills occur within the mafic volcanics and sediments and form marker horizons outlining the structural complexity of the area.

         A total of 65 samples were taken in the North Penthouse area with gold values ranging from 0.98 gpt to 12.82 gpt in chip and grab samples. A total of 36 per cent of samples taken from this area yielded anomalous assays.

         A total of 53 samples were taken from the South Penthouse area with 15 per cent returning anomalous values. These samples yielded the same arsenic-gold relationship with values ranging from 1.95 gpt to a high of 30.32 gpt gold.

         Analysis of airborne geophysical data suggests that the South and North Penthouse areas are actually one zone that is over 2 kilometers in strike length.

         CROWN - The 2004 field work consisted largely of examining and sampling of the trenches in this area. A total of 60, 1.0 meter to 1.5 meter chip samples were taken from these trenches. Results returned gold values from 5.78 gpt to
0.51 gpt with 32 per cent of the samples returning anomalous results.

         East of the trenched area, several anomalous zones were located including a new zone that extended off the properties to the north for over 1 kilometer. This zone is roughly parallel to the Crown trench area and may perhaps be part of a large scale folded stratigraphy.

         A total of 30 samples were taken on the east portion of the Crown area. The gold values ranged from 2.75 gpt to 0.02 gpt.

         BLACKRIDGE AREA - The main prospect occurs along a gabbro-sediment contact. The previously described linear mineralized contact zone was extended to slightly over 750 meters.

         Anomalous results were returned from siliceous metavolcanics and metasediments with the highest values returned from trenches cut into the gabrro
- metavolcanic/metasediment contact. A total of 39 samples were taken from this area. Gold values ranged from 37.78 gpt to 2.5 gpt gold. Elevated copper values were also noted. A total of 40 per cent of the samples taken returned anomalous gold values. Overall, our 2004 results were an improvement over the reported historical results.

Contwoyto IOL Concessions

         We spent CDN$109,057 on exploration on the Contwoyto IOL Concessions. Some key areas that warrant further investigation include:

         GRID 5-5 AREA - Field work revealed the area to be underlain by a package of amphibole rich silicate facies iron formations. This area produced the best gold results in the Contwoyto concessions with values ranging from 1.5 to 6.98 gpt gold from the iron formation. Geophysics indicated the zone trends west, off shore, into the lake proximal to the Grid 5-5 zone.

         OX PROSPECT - The area is underlain by a sulphide poor silicate facies iron formation, 100 meters wide and extending over 150 meters to the northeast. To the north of the claim block occur interbedded turbidites, biotite schists/greywacke and coarse to fine grained heavily oxidized amphipobilite. Mineralization is largely fine grained pyrite, pyrrhotite with minor chalcopyrite and rare malachite, in trace to 5 percent abundance. The sampling program on the Ox grid fold zone yielded consistent anomalous gold values.

         An airborne geophysical survey has outlined a number of strong magnetic
anomalies  that  have  no  surface  expression.   These  areas  require  further
investigation.

FURTHER EXPLORATION

         After the 2004 program the IOL concession area at Contwoyto was dramatically reduced down from 65,250.8 acres to 21,533.1 acres. All prospective ground was retained. The area reduction was done in conjunction with Tahera and it served to also greatly reduce the amount of exploration requirement for this area. A program of approximately $63,300 would be required to maintain the ground into 2006. A small portion of the Hood River IOL Concession area was also reduced with all prospective ground retained for further exploration. Due to large exploration expenditures by Tahera within these concessions, there was no required spending in 2005 to conduct exploration to maintain this ground.

         As a result of the 2004 field season, several areas have emerged as having a strong potential for gold based on geological, mineralogical and structural criteria and as such require further examination. A program of detailed structural mapping is planned in order to understand the complex structural environment. Further work will include detailed sampling and ground geophysics over key anomalous areas with a follow up drilling. The ULU deposit was discovered within two years through a similar approach.

         The most immediate target area for drilling will be the Penthouse prospect in the Hood River area. The two `north' and `south' zones have been shown to be actually one zone by the airborne geophysical data. The prospect contains anomalous gold values and is likely part of the same structure as hosts the Ulu gold deposit to the west.

RECENT EXPLORATION

In late July 2006, Golden River mobilized equipment and personnel to further prospect, assess and evaluate the Contwoyto Lake and Hood river area. The work program was to follow up Golden Rivers' highly successful 2004 examination with a focus on highlighting key areas for drilling in the planned winter drill program.

During this summer field program, 901 samples were taken and several areas were targeted as key regions for future work based on current geological modelling, the re-assessment of historical work and sample results from the 2004 program.
All  samples  were  sent  for   preparation  and  analysis  by  Acme  Analytical
Laboratories Ltd. Samples will be analysed with a 36 element geochemical procedure and gold Fire Assays will be conducted where warranted. All 2006 assay results are due by mid October 2006 due to the backlog in assay laboratories in Canada.

The field program and sampling was under the direct supervision of Bruce Goad, PGeo, a Qualified Person under the applicable Canadian disclosure regulations for mineral exploration companies.

CONTWOYTO LAKE AREA

Numerous new zones of banded iron formations were identified in this summers' program. Principle areas within the property include thick sequences of banded iron formation with strike lengths of over several kilometres. With the use of recent airborne geophysical surveys and new structural data, Golden River has outlined favourable gold-bearing deformation zones of the iron formation that appear similar to the nearby Lupin Mine. Assay results are due by mid October 2006.

HOOD RIVER AREA

Several areas within the High Lake area returned favourable gold, up to 33 g/t, from our sampling program in 2004.
Several prospective zones were re-examined however, the Penthouse area became the main focus of the 2006 Hood River assessment. Here, a large 3 kilometer zone of sheared and brecciated silicious basalts and sediments occurs that may be analogous to the nearby Ulu deposit. Mineralization is abundant and appears structurally controlled. Assay results are due by mid October 2006. Golden River is very encouraged by the 2006 exploration program which was successful in finding new locations of strong mineralization this field season. Following the field investigation program, the characteristics and prospectivity of the Penthouse zone are better understood and the area presents an excellent drill target. Our planned drill program is expected to take place during the 2006-2007 winter months.

COMMITTEE BAY BELT

         In June 2002, we staked land in the highly prospective Committee Bay Greenstone Belt.

         The  Committee  Bay  Greenstone  Belt  is  located   approximately  240
kilometers northeast of Baker Lake in Nunavut, Canada and is believed to represent the largest under-explored greenstone belt in North America, with potential to host world-class gold deposits.

         The geology is highly prospective for banded iron formation hosted gold (as in the 3 million ounce Meadowbank and the 4.6 million ounce Meliadine gold deposits to the south). Our properties protect several auriferous iron formations. In addition to the banded iron formation hosted gold targets, this Belt has potential for shear-hosted lode gold, Witswaterstrand style gold, komatiite hosted stratiform nickel-copper (Kambalda analogy), and platinum group elements ("PGE's") in layered igneous complexes (Laughland Lake Anorthosite Suite).

         Originally 29 properties were staked comprising a land area of 71,694 acres in the Committee Bay Greenstone Belt in central Nunavut, Canada. These properties were recorded on October 16, 2002. From the original area we retained a total of 49,439.48 acres on 21 properties. To keep the properties in good standing, we needed to spend a total of CDN$197,798 of assessment work by October 16, 2004. A total of CDN$98,879 (CDN$2 per acre) is required in each subsequent year up to 2012 (at which point a decision to bring the properties to lease must be made). During the 2004 field season, we spent CDN$1.567 million on exploration and all amounts in excess of the commitment can be offset against future commitments. As a result of the amount we spent during 2004, we have already met the expenditure commitment until 2012. We have included a list of our mining properties in the Committee Bay Greenstone Belt in Appendix B to this Annual Report.

LOCATION

         The Committee Bay Claims are located 245 to 365 kilometers northeast of the town of Baker Lake (Qamani'tuaq), Nunavut, Canada, or 210 to 320 kilometers west to southwest of the town of Repulse Bay (Ngoldjat). The community of Kagaaruk (formerly Pelly Bay) is 190 to 305 kilometers northeast of the claim groups. Our land holdings in the Committee Bay Greenstone Belt include 21 properties in 10 claim blocks. These properties total approximately 49,439.48 acres and all were recorded on October 16, 2002.

ACCESS, INFRASTRUCTURE, LOCAL RESOURCES

         Access to the properties is by fixed wing aircraft. Alternatively, float equipped planes have the option of landing at some of the larger lakes (Laughland Lake for example) or on sections of the Hayes River. Helicopter support is required to mobilize personnel from camp to the property areas.

         The Committee Bay Greenstone Belt lies within the zone of permafrost. The mean annual temperature of -20oC reflects its Arctic location (the Arctic Circle transects the property area). The climate is typical of the Eastern Arctic with average temperatures in the winter months of -30oC to -35oC, and +10oC to +12oC in the summer. The ground remains snow covered for more than 250 days a year (generally September to June). Rivers break up in June and lakes are ice bound until mid July.

         The project area is on the northern section of the Wager Plateau, a shield area that has been significantly modified by glacial processes. Elevations range from 122 meters above sea level in the southwest to 560 meters above sea level in the northeast.

         The closest community with regularly scheduled air service is Baker Lake, about 350 kilometers to the southwest. Canadian North and First Air flights arrive from Yellowknife and Iqaluit. Calm Air flies from Winnipeg to Rankin Inlet (Kangiqliniq) and then on to Baker Lake daily except Sundays. Kivalliq Air flies from Cambridge Bay (Qaluktuuttiaq) to Baker Lake enroute to Rankin Inlet. Fuel and expediting services are available in Baker Lake. There is little infrastructure in the claim area apart from the Committee Bay Resources Hayes River camp which has a winter airstrip and fairly regular supply flights.

PROPERTY HISTORY

         All previous work reported by companies is quoted from open file government assessment reports.

         Following the release of Heywood's original geology map of the area in 1961, several exploration companies performed work in the Committee Bay Greenstone Belt. The nickel-copper potential of ultramafic rocks was the primary target of this first exploration wave. In 1969 to 1970, explorers mapped, sampled and conducted limited geophysical surveys on areas now covered by our A and E properties. This program outlined several electromagnetic conductors coincident with surface mineralization. The best trench value occurred on the "E" properties of 0.51% nickel on a 1.46 kilometer long conductor.

         Further exploration was undertaken during the general nickel-copper reconnaissance in 1970 and 1974 and more detailed work in 1975 and 1976. Geologic mapping, ground magnetic and EM surveys were conducted in the Hayes River area. Although prospective rock units with nickel and copper values were found, no further follow up was recommended.

         In 1986, reconnaissance rock samples were taken within the current Pickle properties area.

         Southwest of the central tonalite, in the area of our Pickle properties, several permits were granted to the Committee Bay Joint Venture
(CBJV) in 1993. Sampling by CBJV returned gold values in sheared banded iron formation with pyrite + arsenopyrite. Although CBJV's Pickle 1 claim was staked in 1995, no follow-up work was reported. The iron formation at this site is 70-100 meters thick and traceable for 1.5 kilometers.

         In 1992, reconnaissance sampling in the Committee Bay area was undertaken on behalf of the CBJV. Several highly anomalous gold values were returned from rock samples taken. Follow-up work was performed in 1993. High gold values corresponded with banded iron formation with quartz veining and/or silicification, and pyrite + pyrrhotite +/- arsenopyrite. In 1995, further rock samples were taken, and eight drillholes totaling 811.41 meters completed. This work exclusively focused on the Bluff properties in Hayes River area and the Inuk area further to the northeast. In 1996, the CBJV flew a 13,262 line kilometer detailed geophysical survey (magnetics and VLF), collected additional rock samples and drilled 6 holes at Three Bluffs. Approximately CDN$5.4 million was collectively spent on the Committee Bay Greenstone Belt between 1992 and 2001 by explorers. This exploration focused on three areas: Laugh land Lake, Hayes River and Curtis River.

         Numerous gold occurrences were discovered by the CBJV between 1992 and 2001. Of particular note are the Pickle, Four Hills, Cop, Ghost Coyote, Ridge, Bluff group and West Plains prospects.

         Our five Wrench properties were previously within prospecting permits granted to the CBJV in 1994. Reconnaissance sampling by the CBJV returned a series of gold anomalies over approximately three kilometers in sheared oxide banded iron formation in their northern part of their BLUFF claim block.

         The Committee Bay Greenstone Belt was the subject of two separate 3 year (2000-2003) government targeted geoscience inititive ("TGI"). These TGIs are a collaboration between the Geological Survey of Canada, Canada-Nunavut Geoscience Office and university partners. The stated objective of TGI was to increase the level and cost-effectiveness of private sector exploration for mineral resources. Government work in the Committee Bay Greenstone Belt included 1:100,000 scale geologic mapping, prospecting, surficial mapping, drift prospecting, and airborne geophysics. Airborne magnetic surveys (400 meter flight line spacing) were carried out and released as total field maps in 2002. Quaternary research involved multimedia sampling for gold and base metals and this drift prospecting/sampling was carried out between 2001 and 2003.

         Committee Bay Resources Limited ("CBR") is the largest landholder in our claim area. At Three Bluffs, CBR's drilling defined gold mineralization for at least one kilometer along strike and to a depth of 320 meters from surface. A near surface high grade inferred mineral resource of 1.9 million tonnes grading
8.0 gpt gold for 487,000 ounces was defined by 49 drill holes. Using a lower cutoff grade, this inferred mineral resource is expanded to 5.1 million tonnes grading 4.0 gpt gold for 657,000 ounces. This information can be found on the CBR website.

         The government aeromagnetic survey shows a continuation of the Three Bluffs iron formation for at least three kilometers onto our Wrench properties. Government sampling in 2001 on this trend returned gold intersections from sulphide bearing (pyrite + pyrrhotite), quartz-veined intervals of oxide banded iron formation.

         Numerous other prospective gold targets (West Plains, Four Hills, Coyote, etc) are the subject of ongoing investigation by CBR. Our properties border or are along strike of CBR's prospects.

GEOLOGIC SETTING

         The Prince Albert Group ("PAG") incorporates a series of Archean aged greenstone belts that stretch approximately 600 kilometers northeast from the Aylmer Shear Zone in the south to the eastern tip of Melville Peninsula in the north. A 300 kilometers long section southwest of Committee Bay is referred to as the Committee Bay Greenstone Belt.

         The stratigraphy of the Committee Bay Greenstone Belt includes banded iron formation up to 50 meters thick, komatiite volcanic flows, basalts, intermediate to felsic tuffs, and quartz-cobble conglomerates. Deformation is recorded by major shear zones, second order faults, complex folding, and felsic intrusions. Numerous gold prospects are spread out over a 260 x 40 kilometer area including the Inuk zone in northeast Committee Bay and the Three Bluffs zone in the Hayes River area.

         The  approximate  age of the Committee Bay Greenstone  Belt ranges from
2.718 billion years to 2.732 billion year old.

         Younger plutonic intrusions include the 1830 Million year old Hudson monzogranites. Laterally continuous northeast trending quartz-feldspar porphyry dykes, 0.5 meter to 10 meter wide, are traceable for hundreds of meters in the Three Bluffs area. Age dates for these porphyry dykes are not currently available.

PROSPECTS

         The Committee Bay Greenstone Belt is prospective for a number of mineral deposit types including banded iron formation hosted gold, shear-hosted lode gold, komatiite hosted stratiform nickel-copper (Kambalda analogy), and platinum group elements in layered igneous complexes.

         Examples of iron formation hosted gold include our Wrench properties where government sampling in 2001 returned gold intersections from sulphide bearing (pyrite + pyrrhotite), quartz-veined intervals of oxide banded iron formation. This section of iron formation is over 6.5 kilometers long. Additional kilometer-scale segments of iron formation with anomalous gold are present further to the east within the Wrench claim block.

         Other iron formation hosted gold examples include mineralization on our Pickle properties. The iron formation here is 70-100 meters thick and traceable for 1.5 kilometers. The gold values are found in sulphide rich sections (arsenopyrite and pyrite) of the sheared oxide + silicate banded iron formation over a distance of 1.35 kilometers. In addition gold values in iron formation are also found on our NN1 and NN2 properties.

         An example of shear-hosted gold in the Committee Bay Greenstone Belt is CBR's Coyote prospect where high grade gold values were returned from intensely sheared gabbro with quartz veins, pyrite + pyrrhotite + chalcopyrite + visible gold. The hosting structure is a splay off the east-west Walker Lake Shear Zone and is a classic setting for shear-hosted gold. We have a claim on either side of the Coyote claim prospect.

         Komatiite hosted (Kabalda-style) nickel potential exists on our three EE properties (EE 1-3). These properties cover nickel values from 0.2% to 0.5% spread over 930 meters of a contact between a thick ultramafic body and sediments. The highest copper value was 0.2%. A second ultramafic/sediment contact on the western edge of the western E claim also has anomalous nickel over a similar strike length. The folded stratigraphy in the centre of the EE claim block is also prospective for gold (samples to 200 ppb).

         The Laughland Lake Anorthosite Suite ("LLAS") has good PGE potential. Rusty zones defined by sulphide gossans of up to 100 meters wide and 500 meters long have been reported in this area. Values to 185 ppb Pt, 41 ppb Pd, 1530 ppm nickel, and 1.35% copper have originated from these zones.

WORK PROGRAM

         A total of CDN$1.567 million was spent on our Committee Bay Greenstone Belt 2004 program. A large portion of the expense went to establishing a re-usable base-camp into this fairly remote location. All field, office, and camp supplies, as well as fuel, were flown in. All field activities were helicopter supported.

         Between June 2004 and early September 2004, a regional, grassroots-type prospecting/mapping program was undertaken to explore all of our mineral properties in the Committee Bay Greenstone Belt. Each of our 21 properties holds significant promise of a mineral deposit. In some localities outcrop was not abundant or observed, however, many of the claim sites were selected to cover key magnetic anomalies identified from the government regional airborne survey.

         A total of 1,476 rock samples were removed and analyzed from the 21 properties. In addition, a small soil grid was established on the Wrench property and 658 soil samples were collected. Anomalous to ore grade gold was returned from sampling on several of the claim areas. Of particular note were the results from the Wrench property which cover an area adjacent to the CBR's Three Bluffs deposit and were found to hold identical structures and lithologies. Sampling along exposed banded iron formation produced high gold values of up to 100.45 gpt gold and anomalous values were returned from a 1.5 kilometer strike length of the target iron formation horizon.

         Our exploration program began in late May 2004 with a geophysical program on the Wrench property. This is covered in the "Geophysical Surveys" section.

GEOPHYSICAL SURVEYS

WRENCH PROPERTY

         An eighty six line grid was established over the Wrench Claims by Aurora Geosciences Ltd of Yellowknife, NT. Grid point control was accomplished using GPS technology. Lines were spaced every one hundred meters and in total the grid was comprised of 176.46 line kilometers. Subsequently, two geophysical surveys were undertaken. Total field magnetic surveying was carried out with readings obtained at 6.25 meter stations. Horizontal loop electromagnetic (HLEM) surveying was also undertaken. Readings for this survey were spaced at twenty five meter intervals.

         The Wrench claim group comprises five contiguous properties covering approximately 4,900 hectares. A government aeromagnetic survey confirms that the Wrench iron formation is directly connected with and along strike of CBR's Three Bluffs iron formation hosted gold deposit.

         The geophysical program served a number of purposes. The magnetics accurately traced the iron formation and delineated important structural information such as faulting and folding. The HLEM component highlighted where the conductive pyrrhotite-rich sections of the iron formation are and, in conjunction with the magnetics, may define trenching and drill targets.

         The magnetic survey outlined a strong, six kilometer long northeast-trending magnetic anomaly along the western half of the grid. In the southeastern portion of the grid, two additional strong, parallel, magnetic anomalies were recorded. The HLEM survey outlined 17 distinct conductive trends/anomalies, most of which are coincident with, or flank very strong magnetic features.

         Field verification of the magnetic anomalies indicated that the magnetic anomalies are a result of the presence of continuous banded iron formation units that underlie the grid area.

PROPOSED WORK

         With the large assessment credit excess from the 2004 program, we have already met our expenditure commitments until 2012 for most properties (see Appendix B). However due to the gold potential and interest in the Committee Bay Greenstone Belt, further work is being planned.

         Future exploration programs will involve further geophysical surveys, mapping, prospecting, sampling, and drilling. Identifying and defining drill targets will be the primary objective.

         Three areas present themselves as likely drill targets, the Wrench prospect (gold values up to 100 gpt) which is along strike of CBR's Three Bluffs deposit; the Pickle claim IF which has the thickest intervals of sheared banded iron formation and the West claim which has the same geophysical anomalies as CBR's West Plains drill area.

REGULATION

MINING IN CANADA

         The mining industry in Canada operates under both federal and provincial or territorial legislation governing the exploration, development, production and decommissioning of mines. Such legislation relates to the method of acquisition and ownership of mining rights, labour, health and safety standards, royalties, mining and income taxes, exports, reclamation and rehabilitation of mines, and other matters. The mining industry in Canada is also subject to legislation at both the federal and provincial or territorial levels concerning the protection of the environment. Legislation imposes high standards on the mining industry to reduce or eliminate the effects of waste generated by extraction and processing operations and subsequently deposited on the ground or emitted into the air or water. The design of mines and mills, and the conduct of extraction and processing operations, are subject to the regulatory restrictions. The exploration, construction, development and operation of a mine, mill or refinery require compliance with environmental legislation and regulatory reviews, and the obtaining of land use and other permits, water licenses and similar authorizations from various governmental agencies. Legislation is in place for lands under federal jurisdiction or located in certain provinces and territories that provide for the preparation of costly environmental impact assessment reports prior to the commencement of any mining operations. These reports require a detailed technical and scientific assessment as well as a prediction of the impact on the environment of proposed mine exploration and development.

         Failure to comply with the requirements of environmental legislation may result in regulatory or court orders being issued that could result in the cessation, curtailment or modification of operations or that could require the installation of additional facilities or equipment to protect the environment. Violators may be required to compensate those suffering loss or damage by reason of mining activities and the violators, including our officers and directors, may be fined or, in some cases, imprisoned if convicted of an offence under such legislation. Provincial and territorial mining legislation establishes requirements for the decommissioning, reclamation and rehabilitation of mining properties that are closed. Closure requirements relate to the protection and restoration of the environment and the protection of public safety. Some former mining properties must be managed for a long time following closure in order to fulfill regulatory closure requirements. The cost of closure of existing and former mining properties and, in particular, the cost of long-term management of open or closed mining properties can be substantial.

GOVERNMENT REGULATIONS

         We are committed to complying and, to our knowledge, are in compliance with all governmental and environmental regulations. Permits from a variety of regulatory authorities are required for many aspects of mine operation and reclamation. Our exploration work is subject to the Mining Land Use Regulations of the Indian and Northern Affairs Canada Mining Act. This Act requires us to obtain permits prior to performing significant exploration programs.

         We cannot predict the extent to which future legislation and regulation could cause additional expense, capital expenditures, restrictions, and delays in the development of our Canadian properties, including those with respect to mining properties. Our activities are not only subject to extensive federal, provincial and local regulations controlling the mining of and exploration for mineral properties, but also the possible effects of such activities upon the environment. We will be obligated to take steps to ensure that such streams draining the property do not become contaminated as a result of our activities on the property. We are not aware of any environmental problems on the property as of the date of this Annual Report.

         The mining industry in Nunavut, where our exploration properties are situated, operates under Canadian federal and territorial legislation governing prospecting, development, production, environmental protection, exports, income taxes, labour standards, mine safety and other matters. We believe our Canadian operations are operating in substantial compliance with applicable law.

         Our exploration works is subject to environmental regulation primarily by the Federal Department of Indian Affairs and Northern Development and the Nunavut Water Board. The Department of Fisheries & Oceans (Canada) and the Department of the Environment (Canada) have an enforcement role in the event of environmental incidents, but presently have no direct regulatory role in relation to exploration activity.

         On April 1, 1999, the Nunavut Land Claims Agreement, dated May 28, 1993, between the Inuit of Canada's eastern arctic region and Her Majesty the Queen in right of Canada, came into force. Under this agreement, the Inuit were granted ownership of approximately 360,000 square kilometers of land in an area referred to as the Nunavut Settlement Area, including ownership of subsurface rights in approximately 37,500 square kilometers of those lands. Third party interests in lands in the Nunavut Settlement Area created prior to April 1, 1999 are protected under the Nunavut Land Claims Agreement. Where a third party was granted a mining lease under the Canada Mining Regulations in lands comprising the Nunavut Settlement Area, that interest continues in accordance with the terms and conditions on which it was granted, including any rights granted under the legislation that give rise to the interest. However, where any successor legislation has the effect of diminishing the rights afforded to the federal government, it will not bind the Inuit without its consent. The Inuit are entitled to receive whatever compensation is payable by the interest holder for the use of exploitation of mineral rights. The federal government continues to administer the third party interest on behalf of the Inuit, unless the third party and the Inuit enter into an agreement under which the third party agrees to the administration of their interest by the Inuit. In the event such an agreement is reached, the applicable legislation will cease to apply to the third party interest. Subsurface interests in such lands continue to be administered in accordance with applicable legislation relating to those interests and are not affected by the Nunavut Land Claims Agreement.

         Third party interests in lands in the Nunavut Settlement Area created on or after April 1, 1999 are granted, in the case of surface rights, by the appropriate regional Inuit association and, in the case of subsurface rights, by Nunavut Tungavik Incorporated. Which will hold subsurface title to Inuit owned lands and will be additionally responsible, in consultation with the appropriate regional Inuit associations, for the administration and management of those subsurface rights.

GOVERNMENT REQUIREMENTS FOR MAINTENANCE OF CLAIMS

SLAVE CRATON

         Fees and exploration expenditures associated with the maintenance of Tahera Corporation's ground covered under the Slave Craton Agreement with Golden River Resources is the responsibility of Tahera.

COMMITTEE BAY GREENSTONE BELT

         The Nunavut Government has granted our interest in the 21 mineral properties in the Committee Bay Greenstone Belt described in this Report.

         To keep the 21 properties in good standing, we were required to spend a total of CDN$197,798 of qualifying assessment work by October 16, 2004. Assessment work must be filed with the Mining Recorder within 30 days of the claim's anniversary date or within 60 days of the lapsing notice date.

         A total of CDN$98,879 (CDN$2 per acre) is required in each subsequent year up to 2012 (at which point a decision to bring the properties to lease must be made).

         In 2004 we spent a total of CDN$1,566,962 of on our properties. All assessment work was filed and the excess of CDN$1,369,164 was used to offset the expenditure requirement in following years. As a result we have already met our commitment until 2012 for most properties (see Appendix B).

EMPLOYEES

         We have a Vice President Exploration who is a full time employee. We also use temporary employees in our field exploration programme. The services of our Chief Executive Officer, Joseph Gutnick and Chief Financial Officer and Secretary, Peter Lee, as well as clerical employees are provided to us on a part-time as needed basis pursuant to a Service Agreement dated November 25, 1988 (the "Service Agreement") between us and AXIS Consultants Pty Limited ("AXIS"). AXIS also provides us with office facilities, equipment, administration and clerical in Melbourne Australia pursuant to the Service Agreement. The Service Agreement may be terminated by written notice by either party.

         Other than this, we rely primarily upon consultants to accomplish our exploration activities. We are not subject to a union labour contract or collective bargaining agreement.

RISK FACTORS

            You should carefully consider each of the following risk factors and all of the other information provided in this Annual Report before purchasing our common stock. An investment in our common stock involves a high degree of risk, and should be considered only by persons who can afford the loss of their entire investment. The risks and uncertainties described below are not the only ones we face. There may be additional risks and uncertainties that are not known to us or that we do not consider to be material at this time. If the events described in these risks occur, our business, financial condition and results of operations would likely suffer. Additionally, this Annual Report contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. This section discusses the risk factors that might cause those differences.

RISK FACTORS

RISKS OF OUR BUSINESS

WE LACK AN OPERATING HISTORY AND HAVE LOSSES WHICH WE EXPECT TO CONTINUE INTO THE FUTURE.

            To date we have no source of revenue. We have no operating history as a mineral exploration or mining company upon which an evaluation of our future success or failure can be made. Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

         - exploration and development of the property covered by our mineral claims;

         - our ability to locate economically viable mineral reserves in the property covered by our mineral claims;

         - our ability to raise the capital necessary to conduct exploration and preserve our interest in the mineral claims, increase our interest in the mineral claims and continue as an exploration and mining company; and

         - our ability to generate revenues and profitably operate a mine on the property covered by our mineral claims.


WE HAVE NO KNOWN GOLD OR OTHER MINERAL RESERVES AND WE CANNOT ASSURE YOU THAT WE WILL FIND SUCH RESERVES. IF WE DEVELOP A GOLD OR OTHER MINERAL RESERVE, THERE IS NO GUARANTEE THAT PRODUCTION WILL BE PROFITABLE.

            We have not identified any gold or other commercial mineral reserves on the properties covered by our mineral claims and we cannot guarantee we will ever find any. Also, to the extent that commercial mineral reserves have been identified by other companies on properties that are adjacent to or within the same geographic region as our exploration properties, this does not mean that we will be successful in identifying commercial mineral reserves on our properties. Even if we find a gold or other commercial minerals reserve, there is no assurance that we will be able to mine them. Even if we develop a mine, there is no assurance that we will make a profit. If we do not find gold or other commercial minerals you could lose part or all of your investment.

WE WILL NEED ADDITIONAL FINANCING TO DETERMINE IF THERE IS GOLD OR OTHER COMMERCIAL MINERALS AND TO MAINTAIN THE MINERAL CLAIMS.

            Our success will depend on our ability to raise additional capital. We have met our legal exploration commitments on the Committee Bay Properties until 2012 and Tahera is required to fulfill the minimum exploration commitments on the Slave Properties. However, at this time, we have not found a gold deposit and further exploration is required. There is no assurance whatsoever that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us to make these investments. If funds are not available in the amounts required to maintain an interest, we will be unable to proceed further on the Committee Bay Properties and Slave Properties and our operations would be severely limited, and we would be unable to reach our objective. This could cause the loss of all or part of your investment.

THERE ARE RISKS ASSOCIATED WITH OUR AGREEMENT WITH TAHERA

            The agreement with Tahera dated March 7, 2002 gives us rights of access to exploration data of Tahera covering gold, silver and base metal potential on properties held by Tahera or properties which are adjacent to or in the area of the Tahera properties. If during our exploration for gold, silver or base metals, we discover diamonds, Tahera retains the rights to the diamonds. Under the agreement, if we wish to conduct exploration on the properties, we need to seek access to the properties and enter into an access agreement with Tahera, suitable to Tahera, which sets out the terms of our access. Our access cannot interfere with Tahera's operations on the properties. Tahera has the sole and unfetted discretion to sell, transfer, assign, encumber, mortgage, pledge, hypothecate, allow to lapse, forfeit, surrender or in any way dispose of its interest in the properties. If Tahera were to sell, transfer or assign the properties, we would have to negotiate access with the new owners of the properties and there can be no assurance we would receive access. We undertake exploration at our sole risk. Subject to Tahera's rights, we have the right to exploit opportunities for gold, silver or base metals on the properties. We have granted Tahera a 2% net smelter return royalty.

THE REPORT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONTAINS AN EXPLANATORY PARAGRAPH QUESTIONING OUR ABILITY TO CONTINUE AS A GOING CONCERN.

            The report of our independent registered public accounting firm on our consolidated financial statements as of June 30, 2006 and for the years ended June 30, 2006 and 2005 and for the period July 1, 2002 (inception of exploration stage) through June 30, 2006 includes an explanatory paragraph questioning our ability to continue as a going concern. This paragraph indicates that we have not yet commenced revenue producing operations and have a retained deficit of A$32,734,000 which conditions raise substantial doubt about our ability to continue as a going concern. Our consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

WE ARE A SMALL OPERATION AND DO NOT HAVE SIGNIFICANT CAPITAL.

            Because we will have limited working capital, we must limit our exploration. If we are unable to raise the capital required to undertake adequate exploration, we may not find gold or other commercial minerals even though our property may contain gold or other commercial minerals. If we do not find gold or other commercial minerals we may be forced to cease operations and you may lose your entire investment.

WE MAY NOT FIND ANY ORE RESERVES THAT ARE ECONOMICAL

            If we are unable to raise the required capital or we do not find gold or other commercial minerals on the properties or we cannot remove the gold or other commercial minerals discovered economically, we may have to look for other mineral rights on other properties in Canada or other parts of the world. Alternatively, we may cease operations altogether and you may lose your entire investment.

WEATHER INTERRUPTIONS IN NUNAVUT MAY AFFECT AND DELAY OUR PROPOSED EXPLORATION OPERATIONS.

            We can only work above ground at our mineral claims in Nunavut, Canada from late May until early October and from mid December to March of each year. Once we are able to work underground, we plan to conduct our exploration year round, however, it is possible that snow or rain could cause roads leading to our claims to be impassible. This could impair our ability to meet our objectives and may increase our costs beyond our ability, if any, to secure financing, which would adversely affect the value of your investment and our ability to carry on business.

IF OUR OFFICERS AND DIRECTORS STOPPED WORKING FOR US, WE WOULD BE ADVERSELY IMPACTED.

            Our Vice President Exploration is employed on a full time basis . Other than this officer, none of our other officers or directors works for us on a full-time basis. There are no proposals or definitive arrangements to compensate our officers and directors or to engage them on a full-time basis. They each rely on other business activities to support themselves. They each have a conflict of interest in that they are officers and directors of other companies. You must rely on their skills and experience in order for us to reach our objective. We have no employment agreements or key man life insurance policy on any of them. The loss of some or all of these officers and directors could adversely affect our ability to carry on business and could cause you to lose part or all of your investment.

WE COULD ENCOUNTER DELAYS DUE TO REGULATORY AND PERMITTING DELAYS.

            We could face delays in obtaining mining permits and environmental permits. Such delays, could jeopardize financing, if any, in which case we would have to delay or abandon work on the properties.

GOLD PRICE FLUCTUATIONS.

            If we are successful in developing a gold ore reserve, our ability to raise the money to put it into production and operate it at a profit will be dependant on the then existing market price of gold. Declines in the market prices of gold may render reserves containing relatively low grades of ore uneconomic to exploit, and we may be required to discontinue exploration, development or mining on the properties, or write down our assets. If the price of gold is too low we will not be able to raise the money or produce any revenue. We cannot predict the future market price of gold. A sustained decline in the market price of gold could cause a reduction in the value of your investment and you may lose all or part of your investment.

THERE ARE UNCERTAINTIES INHERENT IN THE ESTIMATION OF GOLD OR OTHER MINERAL RESERVES.

            Based upon our preliminary study of the properties we believe that the potential for discovering gold reserves exists, but we have not identified such gold reserves and we are not able to estimate the probability of finding recoverable gold ore. Such estimates cannot be calculated from the current available information. Reserve estimates, including the economic recovery of gold ore, will require us to make assumptions about recovery costs and gold market prices. Reserve estimation is, by its nature, an imprecise and subjective process and the accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation, judgment and experience. The economic feasibility of the properties will be based upon our estimates of the size and grade of ore reserves, metallurgical recoveries, production rates, capital and operating costs, and the future price of gold. If such estimates are incorrect or vary substantially it could effect our ability to develop an economical mine and would reduce the value of your investment.

IF WE DEFINE AN ECONOMIC ORE RESERVE AND ACHIEVE PRODUCTION, IT WILL DECLINE IN THE FUTURE. AN ORE RESERVE IS A WASTING ASSET.

            Our future ore reserve and production, if any, will decline as a result of the exhaustion of reserves and possible closure of any mine that might be developed. Eventually, at some unknown time in the future, all of the economically extractable ore will be removed from the properties, and there will be no ore remaining. This is called depletion of reserves. Ultimately, we must acquire or operate other properties in order to continue as an on going business. Our success in continuing to develop reserves, if any, will affect the value of your investment.

THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH MINING ACTIVITIES.

            The mining business is generally subject to risks and hazards, including quantity of production, quality of the ore, environmental hazards, industrial accidents, the encountering of unusual or unexpected geological formations, cave-ins, flooding, earthquakes and periodic interruptions due to inclement or hazardous weather conditions. These occurrences could result in damage to, or destruction of, our mineral properties or production facilities, personal injury or death, environmental damage, reduced production and delays in mining, asset write-downs, monetary losses and possible legal liability. We could incur significant costs that could adversely affect our results of operation. Insurance fully covering many environmental risks (including potential liability for pollution or other hazards as a result of disposal of waste products occurring from exploration and production) is not generally available to us or to other companies in the industry. What liability insurance we carry may not be adequate to cover any claim.

WE ARE SUBJECT TO SIGNIFICANT ENVIRONMENTAL AND OTHER GOVERNMENTAL REGULATIONS THAT CAN REQUIRE SUBSTANTIAL CAPITAL EXPENDITURE, AND CAN BE TIME-CONSUMING.

            We are required to comply with various Canadian laws and regulations pertaining to exploration, development and the discharge of materials into the environment or otherwise relating to the protection of the environment, all of which can increase the costs and time required to attain operations. We will have to obtain exploration, development and environmental permits, licenses or approvals that may be required for our operations. There can be no assurance that we will be successful in obtaining, if required, a permit to commence exploration, development and operation, or that such permit can be obtained in a timely basis. If we are unsuccessful in obtaining the required permits it may adversely affect our ability to carry on business and cause you to lose part or all of your investment.

MINING ACCIDENTS OR OTHER ADVERSE EVENTS AT OUR PROPERTY COULD REDUCE OUR PRODUCTION LEVELS.

            If and when we reach production it may fall below estimated levels as a result of mining accidents, cave-ins or flooding on the properties. In addition, production may be unexpectedly reduced if, during the course of mining, unfavorable ground conditions or seismic activity are encountered, ore grades are lower than expected, or the physical or metallurgical characteristics of the ore are less amenable to mining or processing than expected. The happening of these types of events would reduce our profitably or could cause us to cease operations which would cause you to lose part or all of your investment.

            The acquisition of gold mineral properties is subject to substantial competition. If we must pursue alternative properties, companies with greater financial resources, larger staffs, more experience, and more equipment for exploration and development may be in a better position than us to compete for properties. We may have to undertake greater risks than more established companies in order to compete which could affect the value of your investment.

WE ARE SUBSTANTIALLY DEPENDENT UPON AXIS TO CARRY OUT OUR ACTIVITIES

            We are substantially dependent upon AXIS for our senior management, financial and accounting, corporate legal and other corporate headquarters functions. For example, each of our officers (other than Mr. Alford) is employed by AXIS and, as such, is required by AXIS to devote substantial amounts of time to the business and affairs of the other shareholders of AXIS.

            Pursuant to a services agreement, AXIS provides us with office facilities, administrative personnel and services, management and geological staff and services. No fixed fee is set in the agreement and we are required to reimburse AXIS for any direct costs incurred by AXIS for us. In addition, we pay a proportion of AXIS indirect costs based on a measure of our utilization of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and indirect costs. To date, AXIS has not charged us a service fee but there can be no assurance that AXIS will not charge a fee in the future. This service agreement may be terminated by us or AXIS on 60 days' notice. See "Certain Relationships and Related Party Transactions."

FUTURE SALES OF COMMON STOCK COULD DEPRESS THE PRICE OF OUR COMMON STOCK

            Future sales of substantial amounts of common stock pursuant to Rule 144 under the Securities Act of 1933 or otherwise by certain stockholders could have a material adverse impact on the market price for the common stock at the time. There are presently 22,955,659 outstanding shares of our common stock held by stockholders which are deemed "restricted securities" as defined by Rule 144 under the Securities Act. Under certain circumstances, these shares may be sold without registration pursuant to the provisions of Rule 144. In general, under rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of restricted securities which does not exceed the greater of one (1%) percent of the shares outstanding or the average weekly trading volume during the four calendar weeks preceding the notice of sale required by Rule 144. In addition, Rule 144 permits, under certain circumstances, the sale of restricted securities without any quantity limitations by a person who is not an affiliate of ours and has satisfied a two-year holding period. Any sales of shares by stockholders pursuant to Rule 144 may have a depressive effect on the price of our common stock.

OUR COMMON STOCK IS TRADED OVER THE COUNTER, WHICH MAY DEPRIVE STOCKHOLDERS OF THE FULL VALUE OF THEIR SHARES

            Our common stock is quoted via the Over The Counter Bulletin Board (OTCBB). As such, our common stock may have fewer market makers, lower trading volumes and larger spreads between bid and asked prices than securities listed on an exchange such as the New York Stock Exchange or the NASDAQ Stock Market. These factors may result in higher price volatility and less market liquidity for the common stock.

A LOW MARKET PRICE MAY SEVERELY LIMIT THE POTENTIAL MARKET FOR OUR COMMON STOCK

         Our common stock is currently trading at a price substantially below $5.00 per share, subjecting trading in the stock to certain SEC rules requiring additional disclosures by broker-dealers. These rules generally apply to any equity security that has a market price of less than $5.00 per share, subject to certain exceptions (a "penny stock"). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and institutional or wealthy investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in our common stock.

THE MARKET PRICE OF YOUR SHARES WILL BE VOLATILE.

         The stock market price of gold mining exploration companies like us has been volatile. Securities markets may experience price and volume volatility. The market price of our stock may experience wide fluctuations that could be unrelated to our financial and operating results. Such volatility or fluctuations could adversely affect your ability to sell your shares and the value you might receive for those shares.

ITEM 2            PROPERTIES

The Company occupies certain executive and office facilities in Melbourne, Victoria, Australia which are provided to it pursuant to the Service Agreement with AXIS. See "ITEM 1- BUSINESS- EMPLOYEES" and "ITEM 12- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". The Company believes that its administrative space is adequate for its current needs.

In addition, we have an office in North America at Suite 1801, 1 Yonge Street, Toronto ON Canada. The office receives mail, couriers and facsimiles on our behalf and forwards any documents received to us. The lease is for six months and can be renewed on a month to month basis. We pay a fee of CDN$30 per month. This is a temporary arrangement whilst we determine whether to open a permanent office.

ITEM 3            LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party, or to which any of its property is the subject, which the Company considers material.

ITEM 4            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                                 Not Applicable

                                     PART II

ITEM 5            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         Our common stock is traded in the over-the-counter market and quoted on the OTC-Bulletin Board under the symbol "GORV". The trading for the common stock has been sporadic and the market for the common stock cannot be classified as an established trading market.

         The following table sets out the high and low bid information for the common stock as reported by the OTC Bulletin Board for each period/quarter indicated in US$:

           CALENDAR PERIOD                     High Bid(1)     LOW BID(1)
           ---------------                                     ----------

           2004
           First Quarter                            10.01           2.40
           Second Quarter                           9.50            9.50
           Third Quarter                            9.50            8.00
           Fourth Quarter                           8.00            1.50

           2005
           First Quarter                            2.50            1.01
           Second Quarter                           1.75            0.65
           Third Quarter                            1.25            1.00
           Fourth Quarter                           1.25            1.00

           2006
           First Quarter                            1.75            0.40
           Second Quarter                           0.50            0.16

(1) The quotations set out herein reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

         As of the date of this Annual Report, there are 26,711,630 shares of common stock outstanding. We have (i) 10,000,000 special warrants on issue, each of which is exercisable at any time until June 9, 2016, to acquire without the payment of further consideration one share of common stock, at which time all special warrants that have not been exercised will automatically convert into shares of common stock; and (ii) 40,000,000 warrants outstanding which expire on April 30, 2011, each of which is exercisable to purchase one share of common stock for a purchase price of A$0.20 (US$0.1542). The warrants contain a cashless exercise provision whereby the holder, at its option, may exercise the warrants by surrender and cancellation of a portion of the shares of our common stock issuable upon the exercise of the warrants based on the then current market price of our common stock. If the holder of the warrants elected to exercise the warrants pursuant to this provision, we would not receive any proceeds from the exercise of the warrants.

         To date we have not paid any dividends on our common stock and we do not expect to declare or pay any dividends on our common stock in the foreseeable future. Payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by the Board of Directors.

SHAREHOLDERS

         As of August 31, 2006 the Company had approximately 130 shareholders of record.

DIVIDEND POLICY

         It is the present policy of the Board of Directors to retain earnings, when incurred, for use in our business. We have not declared any cash dividends to the holders of its Common Stock and do not intend to declare such dividends in the foreseeable future.

TRANSFER AGENT

         Our United States Transfer Agent and Registrar is The Bank of New York.

PROPOSED DUAL LISTING ON TORONTO VENTURE EXCHANGE


         We have lodged an application with TSX-V to dual list our shares of common stock on TSX-V. Canaccord Capital Corporation have agreed to act as sponsor for the listing and may offer to act as agent on a commercially reasonably basis, following a successful listing, to assist us in raising up to CDN$3 million in flow through financing to assist us with funding our operations.


ITEM 6 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

GENERAL

         The following discussion and analysis of our financial condition and plan of operation should be read in conjunction with the Financial Statements and accompanying notes and the other financial information appearing elsewhere in this report. This report contains numerous forward-looking statements relating to our business. Such forward-looking statements are identified by the use of words such a s believes, intends, expects, hopes, may, should, plan, projected, contemplates, anticipates or similar words. Actual operating schedules, results of operations, ore grades and mineral deposit estimates and other projections and estimates could differ materially form those projected in the forward-looking statements.

         We are an exploration stage mining company. Our objective is to exploit out interest in the mineral claims in Nunavut, Canada. Our principal exploration target is for gold and we are seeking to determine whether adequate gold reserves are present on the property covered by our claims to develop an operating mine. We are in the initial stages of our exploration program and we have not yet identified any ore reserves. We have not generated any revenues from operations.


SELECTED FINANCIAL DATA

         Our selected consolidated financial data presented below for each of the years in the two-year period ended June 30, 2006, and the balance sheet data at June 30, 2005 and 2006 have been derived from consolidated financial statements, which have been audited by PKF, Certified Public Accountants, a Professional Corporation. The selected financial data should be read in conjunction with our consolidated financial statements for each of the years in the two-year period ended June 30, 2006, and Notes thereto, which are included elsewhere in this Annual Report.

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE DATA)



YEAR ENDED JUNE 30


                                                                        CONV.
                                                                      TRANSL.
                                             2005          2006          2006
                  A$       A$       US$
---------------------------------------

Revenues                                        -             -            -
                                ---------------------------------------------


Costs and expenses                          2,603         1,312           958
                                ---------------------------------------------

Loss from operations                       (2,603)       (1,312)         (958)

Other income (loss)                             3           (16)          (12)
                                ----------------------------------------------

Profit (loss) before income
taxes                                      (2,600)       (1,328)         (970)

Provision for income taxes                      -             -             -
                                ---------------------------------------------

Net profit (loss) from                     (2,600)       (1,328)         (970)
Continuing Operations

Net loss from                                   -             -             -
Discontinued Operations
                                ---------------------------------------------

Net profit (loss)                          (2,600)       (1,328)         (970)
                                ----------------------------------------------



                                               A$            A$           US$

Net profit (loss) per share

On continuing operations                     (.16)         (.07)         (.05)
                                    -----------------------------------------



Weighted average number
of shares outstanding (000's)              16,714        18,194        18,194
                                   ------------------------------------------

CONSOLIDATED BALANCE SHEET DATA

                                               A$            A$           US$

Total assets                                  227         2,113         1,543
Total liabilities                           1,577           542           396
                                   ------------------------------------------

Stockholders' equity (deficit)             (1,350)        1,571         1,147
                                   ------------------------------------------

FOREIGN CURRENCY TRANSLATION

The majority of our administrative operations are in Australia and, as a result, our accounts are reported in Australian dollars. The income and expenses of its foreign operations are translated into Australian dollars at the average exchange rate prevailing during the period. Assets and liabilities of the foreign operations are translated into Australian dollars at the period-end exchange rate. The following table shows the period-end rates of exchange of the Australian and Canadian dollar compared with the US dollar during the periods indicated.

                       YEAR ENDED
                          JUNE 30

                           2005             A$1.00           =     US$0.7620
                                            CDN$1.00         =     US$0.9279
                           2006             A$1.00           =     US$0.7301
                                            CDN$1.00         =     US$0.8931

The exchange rate between the A$ and US$ has moved by 4.19% between June 30, 2005 and 2006. Accordingly, a direct comparison of costs between fiscal 2005 and 2006 is not necessarily a true comparison.

RESULTS OF OPERATIONS

YEAR ENDED JUNE 30, 2006 VERSUS YEAR ENDED JUNE 30, 2005

         Total costs and expenses have decreased from A$2,603,000 for the year ended June 30, 2005 to A$1,312,000 (US$958,000) for the year ended June 30, 2006. The decrease was a net result of:

         i) A decrease in exploration expenditure written off from A$1,277,000 in fiscal 2005 to A$236,000 (US$172,000) in fiscal
                  2006.  In fiscal 2006,  no field  exploration  was  undertaken during the 2006 field season due to high level of field exploration in the fiscal 2005 field season and limited funding. The costs incurred represent the salary and benefits of the Vice President Exploration and maintenance costs of the Slave and Committee Bay Properties. In fiscal 2005, we completed our summer season field program on the Committee Bay and Slave Properties. These properties are in Nunavut in an isolated area and exploration can only be undertaken between June and August each year due to ground conditions. Exploration is costly as we were required to hire and construct a temporary camp which also had to be transported by charter flight. All supplies and casual employees also needed to be transported to the temporary camp by charter flights and/or helicopter. The properties are located approximately 100 kilometers from the camp and employees are transported by helicopter daily from camp to the exploration site.

         ii) An increase in interest expense from A$44,000 in fiscal 2005 to A$113,000 (US$83,000) in fiscal 2006. During fiscal 2006, we borrowed A$1,241,000 (US$906,000) from Wilzed, a company which our President and CEO is a Director and shareholder and in May 2006, the total debt of A$2,000,000 (US$1,460,000) was repaid through the issue of shares of common stock and options. Wilzed charged us A$83,000 (US$61,000) in interest at a rate of 9.35% during fiscal 2006. AXIS provides management and geological services to us pursuant to a Service Deed dated November 25, 1988. AXIS charged us A$21,000 (US$15,000) in interest for fiscal 2006. AXIS charged interest at a rate of 9.35% during fiscal 2006. During the last quarter of fiscal 2006, we repaid all outstanding amounts including a proportion of June 2006 charges. The amount of A$20,000 (US$15,000) owing to AXIS at June 30, 2006 represents part of the charges for the month of June 2006 and is included in accounts payable and accrued expenses. For fiscal 2006, A$9,000 (US$7,000) general interest was charge on outstanding amounts payable liabilities. During fiscal 2005, we borrowed A$645,000 from Wilzed. Wilzed charged us A$31,000 in interest. Wilzed charged interest at a rate between 9.10% and 9.35% during fiscal 2005. AXIS charged interest at a rate between 10.60% and 10.85% for fiscal 2005.

         iii) A decrease in legal, accounting and professional costs from A$189,000 in fiscal 2005 to A$124,000 (US$91,000) in fiscal
                  2006. During fiscal 2006, we incurred legal expenses of A$16,000 (A$12,000) in relation to the proposed listing on the Toronto Venture Exchange; A$30,000 (US$22,000) in relation to financing documents, employment contracts and general legal work; which was reduced by A$11,000 (US$7,700) of legal expenses no longer payable in relation to an arrangement in Tibet in China; audit fees of A$59,000 (US$43,200) for professional services in relation to financial statements, the quarterly form 10-QSB's and annual Form 10-KSB; and reviewing the Form SB-2 and A$29,500 (US$21,600) from our stock transfer agent for management of the share register. During fiscal 2005, we incurred legal expenses of A$59,000 in relation to the proposed listing on Toronto Venture Exchange and A$41,000 in relation to financing documents and general legal work; audit related fees of A$56,300, being A$52,000 for the professional services in relation to the financial statements in the quarterly Form 10-QSB's and annual Form 10-KSB and $4,300 for professional services in relation to the listing application on Toronto Venture Exchange; and A$33,000 in costs from our stock transfer agent for management of the share register.

         iv) A decrease in administrative costs from A$716,000 in fiscal 2005 to A$647,000 (US$472,000) in fiscal 2006. During fiscal
                  2006, the management fee charged by AXIS to us was $120,000 (US$88,000); AXIS charged us A$349,000 (US$255,000) for
                  Director's fees and salaries incurred on behalf of the Company which relates to fees paid to independent Directors and the cost of the President and Chief Executive Officer, Director, Secretary and Chief Financial Officer and other staff of AXIS who provide services to the Company. One independent director who resigned during the year charged the Company $4,600 (US$3,300). During fiscal year 2006, we incurred in total A$122,000 (US$89,000) in salary costs for the Chief Operating Officer. During fiscal 2005, the management fee charged by AXIS to us was A$120,000 (US$91,400); AXIS charged us A$224,000 for Director's fees and salaries incurred on behalf of the Company which relates to fees paid to independent Directors and the cost of the President and Chief Executive Officer, Director, Secretary and Chief Financial Officer and other staff of AXIS who provided services to the Company. One independent Director charged the Company directly amounting to A$20,000. In fiscal 2005, The Company paid A$68,000 in insurance premiums. In November 2004, we appointed a Chief Operating Officer and we paid his salary totalling A$82,800 (US$63,100). Prior to that date, the current Chief Operating Officer had provided consulting services and we had paid him A$51,100 (US$39,000). In addition, we have paid A$35,700
                  (US$27,200) to Cannacord who have agreed to sponsor our listing on Toronto Venture Exchange.

         v) A decrease in stock based compensation from A$377,000 for fiscal 2005 to A$191,000 (US$139,000) for fiscal 2006.
                  Following shareholder approval on January 27, 2005 the Company issued 1,400,000 options (and up to a further 500,000 options) at an exercise price of US$1.00 per option pursuant to the 2004 Stock Option Plan. Of the total 1,400,000 options issued, 350,000 vested immediately following shareholder approval, 50,000 vested on March 31, 2005, 333,331 vested on July 27, 2005, 333,334 vested on January 27, 2006 and the balance vest on July 27, 2006. If the additional 500,000 options are granted, they will vest 250,000 immediately and 250,000 on December 31, 2006. The exercise price of US$1.00 was derived from the issue price of common stock from the placement of shares on March 31, 2004 and is considered by the Company's Directors to be the fair value of the common stock. The options expire on October 15, 2014

         The Company has accounted for all options issued in 2004 based upon their fair market value using the Black Scholes pricing model. There were no employee stock options issued by the Company prior to 2004 or in 2005 or 2006.

         The Company has calculated the fair value of the options using the Black Scholes valuation method using a share price of US$1.00, strike price of US$1.00, maturity period of 5 years 7 1/2 months, risk free interest rate of 5.15% and volatility of 20%. This equates to a value of US31.85 cents per option. The total value of the options equates to A$575,100 (US$438,200) and has been reflected as Deferred Compensation Expense within the Shareholders Equity Statement. The gross fair value is amortised into operations over the vesting period. For fiscal 2006, the amortization amounted to A$191,000 (US$139,500).

         Accordingly, the loss from operations decreased from A$2,603,000 for the year ended June 30, 2005 to A$1,312,000 (US$958,000) for the year ended June 30, 2006.

         The net loss amounted to A$1,328,000 (US$970,000) for the year ended June 30, 2006 compared to a net loss of A$2,600,000 for the year ending June 30, 2005. The net loss per common equivalent share in 2006 was A$0.07 (US$0.05) compared with a net loss with a common equivalent share price of A$0.16 in the prior year.

LIQUIDITY AND CAPITAL RESOURCES

         For the fiscal year 2006, net cash used in operating activities was A$1,079,000 (US$788,000) primarily consisting of amounts spent on exploration of A$352,000 (US$257,000), and administration A$665,000 (US$486,000), a decrease in receivables of A$93,000 (US$68,000), and prepayments and deposits for the exploration programme of A$28,000 (US$20,000), a decrease in accounts payable and accrued expenses of A$76,000 (US$55,000); net cash provided by financing activities was A$3,093,000 (US$2,258,000) being proceeds from sale of warrants A$2,065,000 (US$1,508,000) and long-term loans from affiliates of A$1,028,000 (US$750,000).

         Effective as of June 9, 2006, Golden River Resources, entered into a Subscription Agreement with RAB Special Situations Fund (Master) Limited ("RAB") pursuant to which the Company issued to RAB in a private placement transaction
(the "Private Placement") for an aggregate purchase price of A$2,000,000 (US$1,542,000): (i)10,000,000 special warrants (the "Special Warrants"), each of which is exercisable at any time to acquire, without additional consideration, one (1) share (the "Special Warrant Shares") of Common Stock, US$0.001 par value ("Common Stock"), of the Company, and (ii) warrants (the "Warrants") for the purchase of 20,000,000 shares of Common Stock, US$0.001 par value (the "Warrant Shares"), at an exercise price of A$0.20 (US$0.1542) to be exercisable until April 30, 2011.

         The Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Special Warrants and the Warrants. The Company is required to prepare and file with the SEC within sixty (60) calendar days after the Closing Date (the "FILING DEADLINE") a registration statement at the sole expense of the Company, in respect of the Subscriber, so as to permit a public offering and resale of the Common Stock acquirable upon conversion of the Special Warrants, the Common Stock acquirable upon exercise of the Warrants and the Common Stock issued as Liquidated Damages (collectively, the "REGISTRABLE SECURITIES") in the United States under the 1933 Act by the Subscriber as selling stockholder and not as underwriter. Golden River shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter, and within the earlier of: (i) one hundred twenty
(120) calendar days after the Closing Date (one hundred and fifty (150) calendar days in the event the SEC shall elect to review the Registration Statement), or
(ii) five (5) calendar days of the SEC clearance to request acceleration of effectiveness (the "EFFECTIVENESS Deadline"). The Company agreed that in the event that the Registration Statement to be filed by the Company is not filed with the SEC on or before the Filing Deadline, or (ii) such Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline, then the Company shall (x) for the period commencing on the sixty first (61st) day after the Closing Date and on the first day of each month thereafter until the date that the Registration Statement is filed and (y) for the period commencing on the one hundred twenty first (121st) day after the Closing Date (the one hundred fifty first (151st) day after the Closing Date in the event the SEC shall elect to review the Registration Statement) the Company will pay to the Subscriber as liquidated damages and not as a penalty for such failure (the "LIQUIDATED DAMAGES"): on the first day of each month thereafter until the Registration Statement is declared effective by the SEC either: (A) a cash payment equal to 2% of the Purchase Price or (B) at the sole election of the Subscriber, shares of Common Stock equal to 2% of the number of shares of Common Stock purchased by the Subscriber.

         Once such registration statement has been filed and declared effective, the Company is obligated to keep such registration statement effective until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such registration statement, (ii) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act; or (iv) 2 years from the effective date.

         The Company met the Filing Deadline. The SEC elected to review the Registration Statement and accordingly the Company has until November 9, 2006 to have the Registration Statement declared effective otherwise the Company will be required to pay Liquidated Damages. The Liquidated Damages are at the election of the Subscriber and if the Subscriber elects a cash payment, the amount is equal to A$40,000 per month or if the Subscriber elects to receive shares of Common Stock, the amount is equal to 633,400 shares of Common Stock per month.

         Management of the Company believe that the Company will meet the Effectiveness Deadline, as to which there can be no assurance.

         As of June 30, 2006 we had short-term obligations of A$542,000 (US$396,000) consisting mainly of accounts payable and accrued expenses.

         We have  A$2,016,000  (US$1,472,000)  in cash at June 30, 2006.  We are investigating the possibility of raising cash flow through money in Canada for exploration purposes. We have lodged an application with TSX-V to dual list our shares of common stock on TSX-V. Cannacord Capital Corporation, have agreed to act as sponsor for the listing and may offer to act as agent on a commercially reasonably basis, following a successful listing, to assist us in raising up to CDN$3 million in flow through financing to assist us with funding our operations.

         During fiscal 2004 and 2005, we undertook a field exploration program on our Committee Bay and Slave Properties. In relation to the Committee Bay Properties, this was more than the minimum required expenditure and as a result, we do not have a legal obligation to undertake further exploration on those properties during their life. However our properties are prospective for gold and other minerals. We undertook further exploration in August 2006 (which falls in fiscal 2007) on the Slave Properties and a summary of the results is set out in Item 1 "Description of Business - Recent Exploration". The budget for the August 2006 exploration program was approximately US$300,000 and subject to the results, we may consider a drilling program in early 2007. At this stage, we have not prepared a budget for this drilling program. Our budget for general and administration for fiscal 2007 is A$0.8 million. We are currently investigating capital raising opportunities which may be in the form of either equity or debt, to provide funding for working capital purposes and future exploration programs. There can be no assurance that such a capital raising will be successful, or that even if an offer of financing is received by the Company, it is on terms acceptable to the Company.

         We have been preparing a listing application for the dual listing of our shares of common stock on Toronto Venture Exchange. The listing application was lodged with TSX in June 2004 and we are currently in the process of responding to questions raised by TSX. We believe that a dual listing of our shares of common stock will provide liquidity in our shares. There can be no assurance that the dual listing on TSX will eventuate or that such listing will create an increase in the volume of trading of our shares of common stock.

CAUTIONARY "SAFE HARBOUR" STATEMENT UNDER THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         Certain information contained in this Form 10-KSB are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("the Act"), which became law in December 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, we wish to caution investors and prospective investors about significant factors which, among others, have in some cases affected our actual results and are in the future likely to affect our actual results and cause them to differ materially from those expressed in any such forward-looking statements. This Form 10-KSB contains forward-looking statements relating to future financial results. Actual results may differ as a result of factors over which we have no control, including, without limitation, the risks of exploration and development stage projects, political risks of development in foreign countries, risks associated with environmental and other regulatory matters, mining risks and competitors, the volatility of gold prices and movements in foreign exchange rates.

IMPACT OF AUSTRALIAN TAX LAW

         Australian resident corporations are subject to Australian income tax on their non-exempt worldwide assessable income (which includes capital gains), less allowable deductions, at the rate of 30%. Foreign tax credits are allowed where tax has been paid on foreign source income, provided the tax credit does not exceed 30% of the foreign source income.

         Under the U.S./Australia tax treaty, a U.S. resident corporation such as us is subject to Australian income tax on net profits attributable to the carrying on of a business in Australia through a "permanent establishment" in Australia. A "permanent establishment" is a fixed place of business through which the business of an enterprise is carried on. The treaty limits the Australian tax on interest and royalties paid by an Australian business to a U.S. resident to 10% of the gross interest or royalty income unless it relates to a permanent establishment. Although we consider that we do not have a permanent establishment in Australia, it may be deemed to have such an establishment due to the location of its administrative offices in Melbourne. In addition we may receive interest or dividends from time to time.

IMPACT OF AUSTRALIAN GOVERNMENTAL, ECONOMIC, MONETARY OR FISCAL POLICIES

         Although Australian taxpayers are subject to substantial regulation, we believe that our operations are not materially impacted by such regulations nor is it subject to any broader regulations or governmental policies than most Australian taxpayers.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

         For a discussion of the impact of recent accounting pronouncements on the Company's financial statements, see Note 2 to the Company's Consolidated Financial Statements which are attached hereto.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         At June 30, 2006, the Company had no outstanding borrowings under Loan Facilities.

ITEM 7.           FINANCIAL STATEMENTS

                  See F Pages

ITEM 8.           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                  ON ACCOUNTING AND FINANCIAL DISCLOSURE

                  None

ITEM 8A  CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures.

                  Our principal executive officer and its principal financial officer, evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, such principal executive officer and principal financial officer concluded that, our disclosure controls and procedures as of the end of the period covered by this report have been designed and are functioning effectively to provide reasonable assurance that the information required to be disclosed by us in reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

(b) Change in Internal Control over Financial Reporting.

                  No change in our internal control over financial reporting occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting.

(c) Other.

                  We believe that a controls system, no matter how well designed and operated, can not provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

                  In preparation for the annual report of management regarding our evaluation of our internal controls that is required to be included in our annual report for the year ended June 30, 2008 by Section 404 of the Sarbanes-Oxley Act of 2002, we will need to assess the adequacy of our internal control, remediate any weaknesses that may be identified, validate that controls are functioning as documented and implement a continuous reporting and improvement process for internal controls. We may discover deficiencies that require us to improve our procedures, processes and systems in order to ensure that our internal controls are adequate and effective and that we are in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act. If the deficiencies are not adequately addressed, or if we are unable to complete all of our testing and any remediation in time for compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the SEC rules under it, we would be unable to conclude that our internal controls over financial reporting are designed and operating effectively, which could adversely affect our investor confidence in our internal controls over financial reporting.

                                    PART III

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table sets forth our directors and officers, their ages and all offices and positions with our company. Officers and other employees serve at the will of the Board of Directors.


NAME                    AGE       POSITION(S) HELD

Joseph Gutnick          54        Chairman of the Board, President, Chief
                                  Executive Officer and Director

David Tyrwhitt          68        Director

Peter Lee               48        Director, Secretary, Chief Financial Officer
                                  and Principal Accounting Officer

Mordechai Gutnick       28        Director

Craig Alford            44        Vice President Exploration

JOSEPH GUTNICK

         Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since March, 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited and President and CEO of Legend International Holdings Inc, a US corporation listed on the OTC market. Mr. Gutnick was previously Executive Chairman of Tahera Diamond Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

DAVID TYRWHITT

         Dr Tyrwhitt was appointed a Director in November 1996. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Since 1996, Mr. Tyrwhitt has served as a consulting geologist through David S. Tyrwhitt & Associates (June 2002 to present) and Auminex Sdn. Bhd. (1996 to June 2002). Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry and is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited listed on the Australian Stock Exchange and Legend International Holdings Inc, a US corporation listed on the OTC market.

PETER LEE

         Mr Lee has been Chief Financial Officer and Principal Accounting Officer since August 1989 and was appointed a Director in February 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 25 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia and CFO and Secretary of Legend International Holdings Inc, a US corporation listed on the OTC market.

MORDECHAI GUTNICK

         On September 14, 2005, Mr Gutnick was elected a non-executive Director. He is a businessman and long-term investor in the mining industry. From April 2001 to June 2002, Mr. Gutnick served as a project advisor for AXIS, which provides services to the Company; from July 2002 to April 2003, Mr. Gutnick was a private investor; and since May 2003, Mr. Gutnick has served as a non-executive director of the following companies: Astro Diamond Mines N.L.' Great Gold Mines N.L.; and Quantum Resources Limited. Mr Gutnick has been appointed to the Audit and Remuneration Committee's, effective September 14, 2005. Mr Mordechai Gutnick is the son of Mr Joseph Gutnick.

CRAIG ALFORD

         In April 2004 the Company appointed Mr. Craig Alford as Vice President Exploration. From February 1996 through February 2002, Mr. Alford served as senior project geologist for Teck Cominco, from February 2002 through January 2003, Mr. Alford served as manager of All-Tech Services; and from January 2003 through April 2004, Mr. Alford was employed as a geologist for Cabra Consulting. Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada.

         Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

         Mr. Alford is responsible for overseeing Golden River Resources' gold exploration in the Slave Craton and on the Committee Bay Greenstone Belt in Canada. He will also be actively involved in continuing Golden River Resources' strategy of acquiring high potential, early-stage gold properties worldwide.

         All Directors have been appointed for a one-year term which expires in March 2007.

BOARD, AUDIT COMMITTEE AND REMUNERATION COMMITTEE MEETINGS

         Our Board of Directors consists of four members, of whom two have been, and continue to be, independent under applicable regulations. During fiscal 2006, our Board of Directors met four times. The Board of Directors also uses resolutions in writing to deal with certain matters, and during fiscal 2006, five resolutions in writing were signed by all Directors.

         We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Golden River Resources on the same basis as candidates proposed by any other person.

AUDIT COMMITTEE

         Dr David Tyrwhitt and Mr. Mordechai Gutnick constitute our Audit Committee. It is the opinion of the Board of Directors that each of them is an independent director as defined in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board believes that Mr Tyrwhitt would meet the director independence requirements of the Nasdaq Stock Market if we were listed on such Market, but that Mr. Mordechai Gutnick would not meet such Nasdaq independence requirements in light of his family relationship with Mr. Joseph Gutnick who is our Chief Executive Officer. Our Audit Committee does not include a "financial expert" as defined in Item 401 (e) of Regulation S-B. The Company only has two independent Directors and neither of these independent Directors has a finance background. The Audit Committee met twice during fiscal 2006 and the Chair of the Audit Committee met with the external auditors on three occasions during fiscal 2006 in respect to quarterly reports prior to the reports being filed.

REMUNERATION COMMITTEE

         The Board has a Remuneration Committee comprised of two independent directors. During fiscal 2006, the Remuneration Committee did not meet.

CODE OF ETHICS

         We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website and we will provide a copy to any person without charge. If you require a copy, you can download it from our website or alternatively, contact us by facsimile or email and we will send you a copy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2006 all such filing requirements were complied with in a timely manner by all Directors and executive officers

ITEM 10. EXECUTIVE COMPENSATION.

         The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal years ended June 30, 2006, 2005 and 2004. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

                                                  Annual Compensation               Long Term Compensation Awards
                                                  -------------------               -----------------------------
                                                                                                    Securities
                                                                   Other Annual      Restricted     Underlying
Name and Principal Position            Year         Salary         Compensation     Stock Awards      Options
---------------------------            ----         ------         ------------     ------------      -------
Joseph Gutnick, Chairman
of the Board and CEO                   2006       $95,000(1)(2)         $19,281(3)       --          500,000(4)
                                       2005       $91,667(1)(2)         $18,935(3)       --          500,000(4)
                                       2004       $76,000(1)(2)         $16,484(3)       --               --
Craig Alford, Vice President
Exploration                            2006         CDN$120,000         CDN$13,750       --          150,000(7)
                                       2005         CDN$120,000          CDN$3,722       --          150,000(7)
Pini Althaus, Chief Operating
Officer (resigned April 2006)          2006           US$82,500                  --       --               --
                                       2005       US$110,000(5)                  --       --          250,000(6)

--------------------------------------------------------

8. The amounts listed were paid by us to AXIS, which provides the services of Mr. J I Gutnick and Mr Lee as well as certain other officers and employees to the Company.

9. Excludes options granted to Edensor of which Mr JI Gutnick is a Director and Shareholder (see Item 13 - Certain Relationships and Related Party Transactions)

10. Includes amounts paid by AXIS to an accumulation superannuation plan on behalf of Joseph Gutnick.

11. Includes 166,667 options that vested upon grant, 166,667 options that vested on January 27, 2005 and 166,667 options that vested on July 27, 2006.

12. Mr Althaus was a consultant for the period to October 2004 and at that time was appointed as an employee. The salary disclosed includes the consulting fees for the period July to October 2004 and the salary for the period November 2004 to June 2005.

13. Includes 250,000 options that are vested. Mr Althaus resigned on April 4, 2006 and the options expired on July 4, 2006.

14.      Includes 150,000 options that are vested.

For additional information about the Service Agreement and the Consulting Agreement see "ITEM 1- BUSINESS- EMPLOYEES" and "ITEM 12- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

         We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the transaction is approved by the Audit Committee and the Audit Committee determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.


AGGREGATED  OPTION  EXERCISES  IN FISCAL  2006 AND FISCAL 2006  YEAR-END  OPTION
VALUES

The persons listed in the following table did not exercise any options in 2006.

                                             Number of Shares of Common
                                                 Stock Underlying           Value of Unexercised
                                                    Unexercised                 In-the-money
                                              Options At June 30, 2006   Options At June 30, 2006(1)
                   Name                     Exercisable   Unexercisable   Exercisable  Unexercisable
--------------------------------            -----------   -------------   -----------  -------------
Joseph Gutnick                                   333,334     166,666         US$55,333     US$27,666
Pini Althaus*                                    250,000       --            US$41,500             --
Craig Alford                                     150,000       --            US$24,900             --

(1) Based on US$0.166 per share, the June 30, 2006 closing price reported on the OTC Bulletin Board.

*        Mr Althaus resigned on April 4, 2006 and the options expired on July 4,
         2006.

2004 STOCK OPTION PLAN

         The 2004 Plan provides for the granting of options. The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time. If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

         The 2004 Plan is administered by the Remuneration Committee of the Board comprised solely of directors who are not employees or consultants to Golden River Resources or any of its affiliated entities.

         Any employee, director, officer, consultant of or to Golden River Resources or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2004 Plan) is eligible to participate in the 2004 Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Golden River Resources or an affiliated entity. During any one year period, no participant is eligible to be granted options to purchase more than 5% shares of our issued and outstanding common stock or if they provide investor relations activities, or are a consultant to the Company, 2% of the issued and outstanding shares of common stock in any 12 month period.

         Options granted under the 2004 Plan are to purchase Golden River Resources common stock. The term of each option will be fixed by the Remuneration Committee, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Remuneration Committee at the time the option is granted. The exercise price must be paid in cash. Options granted to participants vest and have a term of 10 years.

         No award is transferable, or assignable by the participant except upon his or her death.

         The Board may amend the 2004 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

         Subject to earlier termination by the Board, the 2004 Plan has an indefinite term except that no ISO may be granted following the tenth anniversary of the date the 2004 Plan is approved by stockholders.

         Options to purchase the following shares of common stock have been issued (or agreed to be issued) as follows:-

NAME                              QUANTITY               EXERCISE PRICE
J. I. Gutnick                     500,000                    US$1.00
P.J. Lee                          250,000                    US$1.00
D S Tyrwhitt                       50,000                    US$1.00
P L Ehrlich *                      50,000                    US$1.00
P. Althaus **                     750,000                    US$1.00
C. Alford                         150,000                    US$1.00
E Flood                           150,000                    US$1.00

* as a result of Mr. Ehrlich's resignation in September 2005, the options are relinguished.

** tranche 1 of 250,000 options issued. Mr. Althaus resigned on April 4, 2006 and the options expired on July 4, 2006.

         None of the proposed recipients have received any stock options or other equity based forms of compensation from us for at least the last three years.

         Other than the issue of these Options, there are no other current plans or arrangements to grant any options under the 2004 Plan.

COMPENSATION PURSUANT TO PLANS

         The Company does not have any pension or profit sharing plans. The Company's Vice President Exploration and temporary staff employed in the exploration programme in Canada are subject to Canadian requirements for contributions to pension plans. At June 30, 2006, the Company has an obligation to pay A$13,570. Contributions to employee benefit or health plans during the year ended June 30, 2006 were A$8,528.

COMPENSATION TO DIRECTORS

         It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Independent Directors are paid Directors fees of A$20,000 per annum.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth, as of June 30, 2006, information regarding options under our 2004 stock option plan, our only active plan. The 2004 stock option plan has been approved by our stockholders. Outstanding options under this plan that are forfeited or cancelled will be available for future grants. All of the options are for the purchase of our common stock.


                                                                                  Number of Securities
                                                                                 Remaining Available for
                                                                                 Future Issuances Under
                        Number of Securities to be        Weighted Average      Equity Compensation Plans
                          Issued Upon Exercise of        Exercise Price of        (Excluding Securities
                            Outstanding Options         Outstanding Options      Reflected in Column (A)
Plan Category                       (A)                         (B)                        (C)
----------------------- ---------------------------- ----------------------------------------------------
Equity compensation
plans approved by
security holders                1,350,000(1)               US$1.00                 1,321,413((1)

Equity compensation
plans not approved
by security holders                  -                        -                         -
                          ------------------------- ----------------------- ---------------------------

   Total                        1,350,000(1)               US$1.00                 1,321,413(2)
------------------------- =========================                         ===========================

(1) On July 4, 2006, 250,000 were cancelled following the resignation of the Chief Operating Officer. As a result, a further 250,000 options are available for future grants.

(2) The maximum number of shares available for issuance under the 2004 stock option plan is equal to 10% of the issued and outstanding shares of common stock, at any time.

PRINCIPAL OFFICERS CONTRACTS

Craig Alford

         In April 2004 the Company appointed Mr. Craig Alford as Vice President Exploration. Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including
Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada.

         Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

         Mr. Alford is responsible for overseeing Golden River Resources' gold exploration on the Committee Bay Greenstone Belt and in the Slave Craton in Nunavut, Canada. He will also be actively involved in continuing Golden River Resources' strategy of acquiring high potential, early-stage gold properties worldwide.

         Mr Alford's contract is for one year until March 31, 2005 and since that time has been operating on a month to month basis. Discussions are being held between the parties with a view to renewing the contract. The contract sets out a salary of CDN$120,000 per annum and the issue of 150,000 stock options pursuant to a Stock Option Plan. If the Company terminates the contract without cause the Company is required to pay Mr Alford a payment equivalent to two weeks salary.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

         The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group as of June 30, 2006.

------------------------ --------------------------------- ------------------------ ---------------
TITLE OF                 NAME AND ADDRESS                  AMOUNT AND NATURE OF     PERCENTAGE
CLASS                    OF BENEFICIAL OWNER*              BENEFICIAL OWNER         OF CLASS
------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   Joseph and Stera Gutnick              41,200,224(2)(3)(4)       87.3
                                                                         (5)(6)(7)
------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   RAB Special Situations (Master)       31,670,000  (9)(13)       55.8
                         Fund Limited
                         1 Adam Street
                         London WC2N 6LE
                         United Kingdom
------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   David Stuart Tyrwhitt                     50,000(2)(3)(8)        **

------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   Mordechai Zev Gutnick                          -  (3)(10)

------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   Peter James Lee                          250,000(2)(3)(8)        **

------------------------ --------------------------------- ------------------------ ---------------
Shares of common stock   Craig Alford                             150,000  (3)(11)        **

------------------------ --------------------------------- ------------------------ ---------------
                         All officers and Directors            41,650,224     (12)       87.3
                         as a group
------------------------ --------------------------------- ------------------------ ---------------

* Unless otherwise indicated, the address of each person is c/o Golden River Resources Corporation, Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia

**       less than 1%

NOTES:

(3)      Based on 26,711,630 shares outstanding as of June 30, 2006.

(4)      Does not include:

         (i) 8,949 shares of Common Stock beneficially owned by Great Gold Mines NL or
         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited or
         (iii)    229,489 shares of Common Stock beneficially owned by AXIS,

         of which companies Messrs JI Gutnick, Lee, and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(5)      Does not include 2,500 shares of Common Stock beneficially owned by us.

(6) Includes 5,394,590 shares of Common Stock owned by Edensor Nominees Pty Ltd., 1,753,984 shares of Common Stock owned by Kerisridge Pty Ltd., 1,500,000 shares of Common Stock owned by Surfer Holdings Pty Ltd, 30,000,000 shares of Common Stock owned by Fast Knight Nominees Pty Ltd (including 20,000,000 shares issuable upon exercise of warrants at an exercise price of US$0.1542 per share), 2,000,000 shares of Common Stock owned by Kalycorp Pty Ltd and 26,000 shares of Common Stock owned by Pearlway Investments Proprietary Limited, of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(7) Includes 500,000 shares issuable upon exercise of stock options owned by Mr. Gutnick.

(6) Joseph Gutnick is the beneficial owner of 25,650 shares of Common Stock that are registered in his own name.

(7)      Joseph Gutnick and Stera Gutnick are husband and wife.

(8) Issuable upon exercise of stock options of which 66.6% are vested and the remaining 33.4% will vest on July 27, 2006.

(9) RAB owns 1,670,000 shares of common stock and warrants exercisable to acquire an additional 30,000,000 shares of common stock, including
         10,000,000 shares of common stock issuable upon exercise of Special Warrants, without the payment of any additional consideration and 20,000,000 shares of common stock issuable upon exercise of Warrants with an exercise price of US$0.1542 per share. Notwithstanding anything contained therein to the contrary, the Special Warrants and Warrants are not exercisable by the holder, in whole or in part, and the Company shall not give effect to any such exercise of the Special Warrants and Warrants, if, after giving effect to such exercise, the holder, together with any affiliate of the holder (including any person or company acting jointly or in concert with the holder) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; PROVIDED, HOWEVER, that upon a holder of the Special Warrants or Warrants providing the Company with sixty-one (61) days notice that such holder would like to waive this limitation with regard to any or all shares of common stock issuable upon exercise of the Special Warrants or Warrants, this limitation will be of no force or effect with regard to all or a portion of the Special Warrant or Warrants referenced in the waiver notice.

(10)     Does not include:

         (i) 8,949 shares of Common Stock beneficially owned by Great Gold Mines N.L. or

         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited of which companies Mr MZ Gutnick is a Director as he disclaims beneficial ownership of these shares.

(11)     Includes 150,000 stock options which are exercisable.

(12) Includes 800,000 shares that are issuable upon exercise of stock options, of which 533,333 are vested, and the remaining 266,667 will vest on July 27, 2006.

(13) RAB is organized under the laws of the Cayman Islands. Phillip Richards has sole investment and voting control over the securities owned by RAB.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are one of five affiliated companies of which four are Australian public companies listed on Australian Stock Exchange. Each of the companies have some common Directors, officers and shareholders. In addition, each of the companies owns equity in and is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. The Company owns 9.09% of the outstanding shares of AXIS. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

         AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

         We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

         The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

         In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$825,939 (being A$529,175 in respect to the current year and A$296,764 being the amount owing at June 30,
2005) in respect of the Service Agreement for the fiscal year ended June 30, 2006 and A$487,535 (being A$383,535 in respect to the 2005 and A$104,000 in respect to the 2004 year) in respect of the Service Agreement for the fiscal year ended June 30, 2005.

         During 2006, AXIS loaned the Company A$108,000 and A$249,500 during 2005. At June 30, 2005 and 2006, the Company owed AXIS A$296,764 and A$20,450 respectively for services provided in accordance with the Service Agreement. During fiscal 2005 and 2006, AXIS Consultants charged interest of A$13,879 and A$21,019 respectively on outstanding balances. AXIS charged interest rates between 10.60% and 10.85% for fiscal 2005 and 9.35% for fiscal 2006. The amount owing to AXIS at June 30, 2006 is included within accounts payable and accrued expenses.

         Wilzed Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities. During the 2005 fiscal year, Wilzed loaned A$644,633 and charged A$31,235 in interest. We repaid $396. At June 30, 2005, the Company owed Wilzed A$675,472. Wilzed charged interest during fiscal 2005 at rates between 9.10% and 9.35%. During the 2006 fiscal year, Wilzed loaned A$1,241,836 and charged A$83,243 in interest and we repaid $550. Wilzed charged interest during fiscal 2006 at the rate of 9.35%. In May, 2006, we agreed to issue to Fast Knight Nominees up to 10 million shares of common stock at an issue price of A$0.20 (US$0.1542) and 20 million options with an exercise price of A$0.20 per share with a latest expiry date of April 30, 2011, as repayment of A$2 million in loans from Wilzed to the Company. Wilzed agreed to accept the shares and options as satisfaction of the loan and instructed us to issue the shares and options to Fast Knight Nominees, a company that is also associated with Mr. Gutnick.

         Mr Joseph Gutnick, the President of the Company, advanced us the initial deposit to open a US Dollar bank account. The amount of A$1,329 (US$1,000) was repaid in July, 2006.

         Kerisridge Pty Ltd, a company associated with our President, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt we owed to it into common stock and warrants in us. We issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2006 in full repayment of the amount owing to Kerisridge. Kerisridge did not exercise the warrants prior to the expiry date.

TRANSACTIONS WITH MANAGEMENT.

         We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

                                     PART IV

ITEM 13.          EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON
                  FORM 8-K


(A)      CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO.

         The Consolidated Financial Statements and Notes thereto listed on the Index at page 58 of this Annual Report on Form 10-KSB are filed as a part of this Annual Report.


(B)      EXHIBITS

                  The Exhibits to this Annual Report on Form 10-KSB are listed in the Exhibit Index at page 45 of this Annual Report.

(C)      FORM 8-K

         Not Applicable

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES

         The following table shows the audit fees we were billed by PKF for fiscal 2006 and 2005.

                              2006                 2005
                              ----                 ----

Audit fees                A$45,494             A$52,061
Audit related fees*         13,697                4,308
Tax fees                         -                    -
                      ------------           ----------

Total                     A$59,191             A$56,369
                      ============           ==========

* in 2006 the audit-related services relate to work on the Form SB-2 Registration Statement and in 2005 the audit-related services relate to work on the proposed listing on Toronto Venture Exchange.

         Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-QSB/10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

         As part of its duties, our Audit Committee pre-approves audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Our Audit Committee does not delegate to management its responsibilities to pre-approve services performed by our independent auditors.

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorised.


                       GOLDEN RIVER RESOURCES CORPORATION.

                                    (Registrant)

                                           /s/  Peter J Lee
                                    By:   ............................
                                             Peter J Lee
                                             Director, Secretary,
                                             Chief Financial Officer
                                             and Principal Financial
                                             and Accounting Officer



Dated: September 27, 2006

                           FORM 10-KSB SIGNATURE PAGE


         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                 DATE
---------                                   -----                                 ----
1.       /s/ Joseph Gutnick                Chairman of the BOARd,
         ------------------                Officer (Principal Executive
         Joseph Gutnick                    Officer), and Director.          September 27, 2006
         President and Chief Executive



2.       /s/ David Tyrwhitt                Director.                        September 27, 2006
         ------------------
         David Tyrwhitt



3.       /s/ Peter Lee                      Director, Secretary,
         ------------------                 Chief Financial Officer and
         Peter Lee                          Principal Financial and
                                            Accounting Officer.             September 27, 2006

4.       /s/ Mordechai Gutnick              Director                        September 27, 2006
         ---------------------
         Mordechai Gutnick

                                  EXHIBIT INDEX

INCORPORATED BY   EXHIBIT
REFERENCE TO:              NO               EXHIBIT



(1)         Exhibit 3.1        3.1         Certificates of Incorporation of the Registrant
(1)         Exhibit 3.2        3.2         By-laws of the Registrant
(2)         Exhibit A          3.3         Amendment to Certificate of Incorporation dated July 17, 1999
(3)                            3.4         Amendment to Certificate of  Incorporation  dated October 17,
                                           2000
                               3.5         Amendment to Certificate of Incorporation dated April 6, 2005
(9)         Exhibit 3.1        3.6         Amendment to  Certificate  of  Incorporation  dated March 10,
                                           2006
(4)         99.3               4.1         Warrant to purchase 1,670,000 shares of common stock
(4)         99.4               4.2         Warrant to purchase 1,783,984 shares of common stock
(5)         Exhibit 10.5       10.4        Service  Agreement  dated  November 25, 1988,  by and between the Registrant and AWI Administration Services Pty Limited
(6)         Exhibit 10.6       10.5        Agreement with Tahera Corporation
(4)         Exhibit            10.6        Subscription Agreement with RAB Special Solutions LP
(7)                            10.7        Employment Agreement between the Registrant and C. Alford
(8)                            10.8        Employment Agreement between the Registrant and P Althaus.
(7)                            10.9        Sponsorship Agreement with Canaccord Capital
(10)        Exhibit 99.2       10.10       Subscription  Agreement with RAB Special  Solutions  (Master)
                                           Fund Limited
(10)        Exhibit 99.3       10.11       Special Warrant
(10)        Exhibit 99.4       10.12       Warrant
            *                  21          List of Subsidiaries as at June 30, 2006.
            *                  31.1        Certification  pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 by
                                           Peter James Lee.
            *                  31.2        Certification  pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 by
                                           Joseph Isaac Gutnick.
            *                  32.1        Certification  pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 by
                                           Joseph Issac Gutnick.
            *                  32.2        Certification  pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 by
                                           Peter James Lee

         *Filed herewith

         FINANCIAL STATEMENTS FOR THE YEARS ENDED JUNE 30, 2005 AND 2006.
         Golden River Resources Corporation
         Audited Consolidated Financial Statements for the Company and its Subsidiaries for the year ended June 30, 2005 and Audited Consolidated Financial Statements for the Company for the year ended June 30, 2006.


(1) Registrant's Registration Statement on Form S-1 (File No. 33-14784).

(2) Registrant's Definitive Information Statement dated August 11, 1999.

(3) Registrant's Definitive Information Statement dated October 17, 2000.

(4) Registrant's Form 8-K filed on April 8, 2004.

(5) Registrant's Annual report on Form 10-K for the fiscal year ended June 27, 1989.

(8) Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

(9) Registrant's Annual Report on Form 10-KSB for the year ended June 30, 2004.

(10) Registrant's Annual Report on Form 10-KSB for the year ended June 30, 2006.
(11) Registrant's Quarterly Report on Form 10-OSB for the quarter ended March 31, 2006. (12) Registrant's Current Report on Form 8-K filed on June 15, 2006.

                                   EXHIBIT 21


                    LIST OF SUBSIDIARIES AS AT JUNE 30, 2006

      EACH OF THE FOLLOWING SUBSIDIARIES IS WHOLLY-OWNED BY THE REGISTRANT.


                               Baynex.com Pty Ltd
                           (incorporated in Australia)

                          Bay Resources (Asia) Pty Ltd
                           (incorporated in Australia)

                        Golden Bull Resources Corporation
                            (incorporated in Canada)

                                                                    EXHIBIT 31.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter James Lee, Chief Financial Officer, certify that:

1. I have reviewed this annual report on Form 10-KSB of Golden River Resources Corporation. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: September 27, 2006

                         /s/ Peter Lee
                         -----------------------------
                         Name:    Peter Lee
                         Title: Director, Secretary and
                         Chief Financial Officer
                         (Principal Financial Officer)

                                                                    EXHIBIT 31.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Isaac Gutnick, Chief Executive Officer, certify that:

1. I have reviewed this annual report on Form 10-KSB of Golden River Resources Corporation. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: September 27, 2006

                          /s/ Joseph I. Gutnick
                          -------------------------------------
                          Name:  Joseph I. Gutnick
                          Title:   Chairman of the Board,
                          President and Chief Executive Officer
                          (Principal Executive Officer)

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Golden River Resources Corporation. (the "Company") for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Isaac Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  September 27, 2006

                                        /s/ Joseph Isaac Gutnick
                                        ------------------------
                                        Joseph Isaac Gutnick
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Golden River Resources Corporation. (the "Company") for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  September 27, 2006


                                         /s/ Peter James Lee
                                         ----------------------------
                                         Peter James Lee
                                         Director, Secretary and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)


                        Consolidated Financial Statements

                             June 30, 2006 and 2005

         (with Report of Independent Registered Public Accounting Firm)

CONTENTS


                                                                    Page



Report of Independent Registered Public Accounting Firm              F-2
Consolidated Balance Sheet                                           F-3
Consolidated Statements of Operations                                F-4
Consolidated Statements of Stockholders' Equity (Deficit)            F-5
Consolidated Statements of Cash Flows                                F-6

Notes to Consolidated Financial Statements                    F-7 - F-15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholders of Golden River Resources Corporation.

We have audited the accompanying consolidated balance sheet of Golden River Resources Corporation. and Subsidiaries (An Exploration Stage Company) as of June 30, 2006, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended June 30, 2006 and 2005 and the cumulative period from July 1, 2002 (inception of exploration activities) through June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golden River Resources Corporation and Subsidiaries at June 30, 2006, and the results of its operations and its cash flows for the years ended June 30, 2006 and 2005 and the cumulative period from July 1, 2002 (inception of exploration activities) through June 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As described in note 1, at June 30, 2006 the Company had not yet commenced revenue producing operations and had a retained deficit of A$32,734,000 (US$23,899,000). These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management's plans in regard to these matters are also discussed in note 1.






New York, NY                PKF
September 11, 2006          Certified Public Accountants
                            A Professional Corporation

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                           Consolidated Balance Sheet
                                  June 30, 2006

                                                                   Convenience
                                                                   Translation
                                                                      US$000's
                                                                          2006
                                                         A$000's
                                                          2006
ASSETS

Current Assets:
Cash                                                       2,016         1,471
Receivables                                                   33            25
Prepayments and Deposits                                      54            40
                                                         -------       -------
Total Current Assets                                       2,103         1,536
                                                         -------       -------

Non Current Assets:
Property and Equipment, net                                   10             7
                                                         -------       -------
Total Non Current Assets                                      10             7
                                                         -------       -------

Total Assets                                               2,113         1,543
                                                         =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses                        541           395
Short-Term Affiliate                                           1             1
                                                         -------       -------
Total Current Liabilities                                    542           396
                                                         -------       -------
Total Liabilities                                            542           396
                                                         -------       -------

Commitments and Contingencies (note 7)
Stockholders' Equity:
Common stock: $.0001 par value
100,000,000 shares authorised,
26,714,130 shares issued                                       3             2
Less Treasury Stock, at Cost, 2,500 shares                   (20)          (15)
Additional Paid-in-Capital                                34,333        25,157
Other Comprehensive loss                                     (11)           (8)
Retained Deficit during exploration stage                 (6,332)       (4,623)
Retained Deficit prior to exploration                    (26,402)      (19,276)
                                                         -------       -------
Total Stockholders' Equity                                 1,571         1,147
                                                         -------       -------

Total Liabilities and Stockholders' Equity                 2,113         1,543
                                                         =======       =======


See Notes to Financial Statements

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                      Consolidated Statements of Operations
                   For the years ended June 30, 2005 and 2006
                   and for the cumulative period July 1, 2002
             (inception of exploration activities) to June 30, 2006

                                                                                                Convenience    July 1, 2002
                                                                                                Translation     to June 30,
                                                               A$000's           A$000's           US$000's            2006
                                                                  2005              2006               2006         A$000'S
                                                                  ----              ----               ----         -------

REVENUES                                                            $-                $-                 $-              $-
                                                         -------------- ----------------- ------------------ ---------------

Cost and expenses

Stock Based Compensation                                           377               191                139             568
Exploration Expenditure                                          1,277               236                172           2,662
Loss on disposal of equipment                                        -                 1                  1               1
Interest Expense net                                                44               113                 83             412
Legal, Accounting and Professional                                 189               124                 91             487
Administrative                                                     716               647                472           2,189
                                                         -------------- ----------------- ------------------ ---------------
                                                                 2,603             1,312                958           6,319
                                                         -------------- ----------------- ------------------ ---------------
(Loss) from Operations                                          (2,603)           (1,312)              (958)         (6,319)
Foreign Currency Exchange Gain (Loss)                                3               (16)               (12)            (13)
                                                         -------------- ----------------- ------------------ ---------------
(Loss) before Income Tax                                        (2,600)           (1,328)              (970)         (6,332)
Provision for Income Tax                                             -                 -                  -               -
                                                         -------------- ----------------- ------------------ ---------------
Net (Loss)                                                      (2,600)           (1,328)              (970)         (6,332)
                                                         ============== ================= ================== ===============
Basic net (Loss) per Common Equivalent Shares                  $(0.16)             (0.07)             (0.05)          (0.50)
                                                         ============== ================= ================== ===============
Weighted Number of Common Equivalent
Shares Outstanding (000's)                                      16,714            18,194             18,194          12,665
                                                         ============== ================= ================== ===============

See Notes to Financial Statements

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
            Consolidated Statements of Stockholders' Equity (Deficit)
                             June 30, 2005 and 2006
                   and for the cumulative period July 1, 2002
             (inception of exploration activities) to June 30, 2006

                                     Common   Treasury  Additional   Retained      Retained  Deferred     Other
                                     Stock    Stock, at  Paid-in     Earnings      Earnings  Compen-      Compre-
                          Shares     Amount      Cost    Capital     (Deficit)    (Deficit)  sation       hensive     Total
                                                                    (during the   (prior to                Loss
                                                                    Exploration  Exploration
                                                                      stage)        stage)
                              000's   A$000's    A$000's  A$000's        A$000's     A$000's    A$000's    A$000's    A$000's

Balance June 30, 2002        6,347        $1       $(20)   $25,175            -    $(26,402)         -          -   $(1,246)

Net loss                         -         -           -         -        (681)            -         -          -      (681)
                           ---------------------------------------------------------------------------------------------------

Balance June 30, 2003        6,347        $1       $(20)   $25,175       $(681)    $(26,402)         -          -   $(1,927)

Issuance of 1,753,984        1,754         -           -     2,273            -            -         -          -     2,273
shares and warrants in
lieu of debt repayment

Sale of 1,670,000 shares     1,670         -           -     2,253            -            -         -          -     2,253
and warrants

Issuance of 6,943,057        6,943         1           -       (1)            -            -         -          -         -
shares on cashless
exercise of options

Net unrealised loss on           -         -           -         -            -            -         -        (9)        (9)
foreign exchange

Net (loss)                       -         -           -         -     $(1,723)            -         -          -    (1,723)

                           ---------------------------------------------------------------------------------------------------
Balance June 30, 2004       16,714        $2       $(20)   $29,700     $(2,404)    $(26,402)         -        (9)      $867

Issuance of 1,400,000            -         -           -       575            -            -     (575)           -        -
options under 2004 stock
option plan

Amortisation of                  -         -           -         -            -            -       377           -      377
1,400,000 options under
2004 stock option plan

Net unrealised gain on           -         -           -         -            -            -         -           6        6
foreign exchange

Net(loss)                        -         -           -         -      (2,600)          (0)         -          -    (2,600)
                           ---------------------------------------------------------------------------------------------------
Balance June 30, 2005       16,714        $2       $(20)    30,275     $(5,004)     (26,402)       (198)       (3)   (1,350)

To eliminate deferred
compensation against
Paid-In Capital                  -         -           -     (198)            -            -       198          -         -

Issuance of 10,000,000
shares and 20,000,000
options in lieu of debt
repayment                   10,000         1           -     1,999            -            -         -          -     2,000

Sale of 20,000,000               -         -           -       997            -            -         -          -       997
normal warrants

Sale of 10,000,000               -         -           -     1,069            -            -         -          -     1,069
special warrants

Amortisation of                  -         -           -       191            -            -         -          -       191
1,400,000 options under
2004 stock option plan

Net unrealised loss on           -         -           -         -            -            -         -        (8)        (8)
foreign exchange

Net (loss)                       -         -           -         -      (1,328)            -         -          -    (1,328)
                           ---------------------------------------------------------------------------------------------------

Balance June 30, 2006       26,714        $3       $(20)   $34,333     $(6,332)    $(26,402)       $ -      $(11)    $1,571
                           ---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                      Consolidated Statements of Cash Flows
                   For the Years Ended June 30, 2005 and 2006
                   and for the cumulative period July 1, 2002
             (inception of exploration activities) to June 30, 2006


                                                                                     Convenience  July 1, 2002
                                                                                     Translation   to June 30,
                                                              A$000's       A$000's     US$000's          2006
                                                                 2005          2006         2006       A$000'S
                                                                 ----          ----         ----       -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss)                                                  $(2,600)        (1,328)         (970)      (6,332)
Adjustments to reconcile net (loss) to net cash (used) in
operating activities:
Foreign Exchange                                                   6             4             3            1
Depreciation of plant and equipment                                9             8             6           18
Stock based compensation                                         377           191           139          568
Accrued interest added to principal                               50             -             -          184
Net Change In :
Receivables                                                      (39)           93            68          (33)
Staking Deposit                                                    -             -             -           23
Prepayments and Deposits                                         159            28            20          (54)
Accounts Payable and Accrued Expenses                            110           (76)          (55)          80
Short-Term Advance - Affiliates                                 (104)            1             1          (35)
                                                            ---------- ------------- ------------ -------------


Net Cash used in Operating Activities                         (2,032)       (1,079)         (788)      (5,580)
                                                            ---------- ------------- ------------ -------------
CASH FLOWS USED IN INVESTING ACTIVITIES
Purchase of Property and Equipment                                (6)             -            -          (27)
                                                            ---------- ------------- ------------ -------------
Net Cash used in Investing Activities                             (6)             -            -          (27)
                                                            ---------- ------------- ------------ -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Net borrowing (repayments) from Affiliates                       922         1,028           750        1,031
Sale of Warrants (net)                                             -         2,065         1,508        4,318
Proceeds from loan payable                                         -             -             -        2,273
                                                            ---------- ------------- ------------ -------------

Net Cash Provided by Financing Activities                        922         3,093         2,258        7,622
                                                            ---------- ------------- ------------ -------------

Net Increase (Decrease) in Cash                               (1,116)        2,014         1,470        2,015
Cash at Beginning of Year                                      1,118             2             1            1
                                                            ---------- ------------- ------------ -------------
Cash at End of Year                                                2         2,016         1,471        2,016
                                                            ========== ============= ============ =============

Supplemental Disclosures
Interest Paid                                                      -           104            76          359

NON CASH FINANCING ACTIVITY
Debt repaid through issuance of shares                             -         2,000         1,460        4,273
Stock Options recorded as Deferred Compensation
                                                                $575             -             -          575

See Notes to Financial Statements

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(1) ORGANIZATION AND BUSINESS

                Golden River Resources Corporation. ("Golden River Resources" or the "Company") is incorporated in the State of Delaware. The principal shareholders of Golden River Resources are Joseph and Stera Gutnick, Australian residents who own 79.36% of Golden River Resources as of June 30, 2006. During fiscal 1998, Golden River Resources incorporated a subsidiary, Baynex.com Pty Ltd (formerly Bayou Australia Pty Ltd), under the laws of Australia. Baynex.com has not traded since incorporation. On August 21, 2000 the Company incorporated a new wholly owned subsidiary, Bay International Pty Ltd, (now known as Bay Resources (Asia) Pty Ltd), a corporation incorporated under the laws of Australia. In May 2002, the Company incorporated a new wholly owned subsidiary, Golden Bull Resources Corporation ("Golden Bull") (formerly 4075251 Canada Inc), a corporation incorporated under the laws of Canada. Golden Bull is the vehicle that will be used by the Company to undertake exploration activities for gold on the Committee Bay Properties in Canada.

                During the 2002 fiscal year, Golden River Resources expanded its gold exploration business by entering into an agreement to explore for gold on extensive property interests in northern Canada held by Tahera Corporation; and making application via a new 100% owned subsidiary,
       Golden Bull Resources Corporation, for properties in the highly prospective Committee Bay Greenstone Belt in Nunavut, Canada.

                Golden River Resources originally applied for 29 claims totaling 71,694 acres in the Committee Bay Greenstone Belt in central Nunavut, Canada. These claims were recorded on October 16, 2002. From the original area, Golden River Resources retained a total of 49,439.48 acres on 21 claims. To keep the claims in good standing, Golden River Resources needed to spend a total of CN$197,798 of assessment work was required to be completed by the anniversary date of October 16, 2004. A total of CDN$98,879 is required in each subsequent year up to 2012 (at which point a decision to bring the claims to lease must be made). Golden River Resources spent more than the minimum requirement and the excess spent can be used to offset the expenditure requirements in following years. As a result, Golden River Resources has already met its commitment until 2012.

                The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of Golden River Resources as a going concern. However, Golden River Resources is an exploration stage company which has not yet commenced revenue producing operations and has sustained recurring losses since inception.

                In addition, Golden River Resources has historically relied on loans and advances from corporations affiliated with the President of Golden River Resources and fund raising through the sale of equity instruments.

                The Company's ability to continue operations through fiscal 2007 is dependent upon future funding from capital raisings, or its ability to commence revenue producing operations and positive cash flows.

                The Company raised A$2,253,000 in April 2004 through the issuance of shares under a Private Placement and has used that funding to commence exploration activity in Canada and A$2,065,000 in June 2006 through the issuance of normal and special warrants under a private placement and will use the funds to continue exploration activity in Canada and for working capital purposes.

(2) RECENT ACCOUNTING PRONOUNCEMENTS


                In December 2002, the Financial Accounting Standards Board ("FASB") approved Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS No. 148 amends Statement of Financial Accounting standards No. 123, "Accounting for Stock-Based compensation" (SFAS No. 123) to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 was effective for the Company fiscal year ended June 30, 2003.

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(2) RECENT ACCOUNTING PRONOUNCEMENTS (continued)

                In December 2002, the Financial Accounting Standards Board ("FASB") approved Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS No. 148 amends Statement of Financial Accounting standards No. 123, "Accounting for Stock-Based compensation" (SFAS No. 123) to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 was effective for the Company fiscal year ended June 30, 2003.

                In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset is some circumstances). The requirements of SFAS No. 150 apply to issuer's classification and measurement of freestanding instruments, including those that comprise more than one option or forward contract. SFAS No. 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of non-public entities. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. The adoption of this new standard had no effect on the Company's financial position.

                In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), "Exchanges of Nonmonetary Assets." SFAS 153 amends the guidance in APB No. 29, "Accounting for Nonmonetary Assets." APB No.29 was based on the principle that exchanges of nonmonetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005.

                The adoption of SFAS 153 is not expected to have a material effect on the Company's financial position or results of operations.

                In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), "Accounting for Stock-Based Compensation." The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than employees. For public entities that do not file as small business issuers, the revisions to SFAS 123 are effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, the revisions to SFAS 123 are effective as of the beginning of the first annual reporting period that begins after December 15, 2005. The adoption this statement will not have an effect on the Company's financial position or results of operations as the Company already applies the provisions of FASB No.123 and accounts for stock options under the fair value method.

                In March 2005, the FASB issued FASB Interpretation ("FIN") No. 47, "Accounting for Conditional Asset Retirement Obligations." FIN No. 47 clarifies the meaning of the term CONDITIONAL ASSET RETIREMENT OBLIGATION as used in SFAS 143, "Accounting for Asset Retirement Obligations" and clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of fiscal years ending after December 15, 2005 (December 31, 2005 for calendar-year companies). Retrospective application of interim financial information is

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(2) RECENT ACCOUNTING PRONOUNCEMENTS (continued)

       permitted but is not required. The adoption of this statement is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

                In May 2005, the FASB issued SFAS no. 154,  "Accounting  Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements-An Amendment of ABP Opinion No. 28. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specially, this statement requires "retrospective application" of the direct effect for a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the term "restatement" to mean the correction of an error revising previously issued financial statements. SFAS No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company in the first quarter of fiscal year 2007. Although we will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on our results of operations, financial position or cash flows.

(3) ACCOUNTING POLICIES

                The following is a summary of the significant accounting policies followed in connection with the preparation of the consolidated financial statements.

(a)      Consolidation

              The consolidated financial statements include the accounts of Golden River Resources and the 100% interest it holds in Baynex.com Pty Ltd, Bay Resources (Asia) Pty Ltd and Golden Bull Resources Corporation. All significant intercompany transactions and balances have been eliminated in consolidation.

       (b)    Foreign Currency Translation

              The majority of Golden River Resources' administrative operations are in Australia and as a result the reporting currency of its consolidated accounts are maintained in Australian dollars. The functional currency of the Company`s Canadian subsidiary is the Canadian dollar. The income and expenses of operations are translated into Australian dollars at the average exchange rate prevailing during the period. Assets and liabilities of the Canadian subsidiary are translated into Australian dollars at the period-end exchange rate. The resulting translation adjustments are accumulated in a separate component of Stockholders Equity. Foreign currency translation adjustments have not been material for all periods presented.

       (c)    Financial Instruments

               The  Company's  cash,   receivables,   payables  and  short  term
               borrowings represent financial instruments whose carrying amounts reasonably approximate their fair value.

       (d)    Comprehensive Income (Loss)

               The Company follows Financial  Accounting Standards No. 130 (SFAS
               130) "Reporting Comprehensive Income". SFAS 130 requires a company to report comprehensive income (loss) and its components in a full set of financial statements. Comprehensive income
               (loss) is the change in equity during a period from transactions and other events and circumstances from non-owner sources, such as unrealized gains (losses) on foreign currency translation adjustments. Changes in unrealized foreign currency translation gains or (losses) during fiscal 2006 and 2005 amounted to (A$8,000) and A$6,000, respectively. Accordingly, comprehensive loss for the years ended June 30, 2006 and 2005 amounted to A$1,328,000 and A$2,594,000, respectively.

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(3) ACCOUNTING POLICIES (continued)

        (e)     Property and Equipment

                Property and equipment is stated at cost. Depreciation is computed over a period covering the estimated useful life of the applicable property and equipment. Accumulated depreciation and depreciation expense as of and for the year ended June 30, 2006 amounted to A$15,261 (2005 A$2,654) and A$7,925 (2005 $1,602)
                respectively.

(f)      Cash Equivalents

                Golden River Resources considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents. For the periods presented there were no cash equivalents.

(g)      Income Tax

                Income taxes are provided on financial statement income. For the periods presented there was no taxable income. There are no deferred income taxes resulting from temporary differences in reporting certain income and expense items for income tax and financial accounting purposes. Golden River Resources at this time is not aware of any net operating losses which are expected to be realised.

(h) Loss per share

                Basic (loss) per share is computed based on the weighted average number of common shares outstanding during the period. Dilutive loss per share has not been presented as the effects of common stock equivalents are anti-dilutive.

(i)      Exploration Expenditure

                Exploration    expenditure   consisting   of   prospecting   and
exploration costs are written off into operations as incurred.

(j)      Accounting for Stock Options

                For the issuances of stock options, the Company follows the fair value provisions of Financial Accounting Standards No. 123 "Accounting for Stock Based Compensation". SFAS 123 requires the company to measure the cost of employee services received in exchange for an award of equity instruments based on grant date fair value. The cost will be recognised over the period during which an employee is required to provide service in exchange for the award - usually the vesting period. In the case where there is no required service period, the fair value of the equity instruments is expensed immediately.

(k)      Pension Plans

                The Company does not have any pension or profit sharing plans. The Company's Vice President Exploration and temporary staff employed in the exploration programme in Canada are subject to Canadian requirements for contributions to pension plans. Contributions to employee benefit or health plans during the year ended June 30, 2006 were A$8,528.

(l) Concentrations of credit risk

                The Company monitors its position with, and the credit quality of, the financial institution it invests with. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

              GOLDEN RIVER RESOURCES CORPORATION. AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(3) ACCOUNTING POLICIES (continued)

(m) Convenience Translation to US$

                The consolidated financial statements as of and for the year ended June 30, 2006 have been translated into United States dollars using the rate of exchange of the United States dollar at June 30, 2006 (A$1.00=US$0.7301). The translation was made solely for the convenience of readers in the United States.

(n)      Use of Estimates

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates required to be made by management include the fair value of options and other equity instruments issued.

(o)      Comparative Figures

                Where necessary, comparative figures have been restated to be consistent with current year presentation.


(4) INVESTMENT SECURITIES

                The Company has several small historical cost based investments that it has provided a full valuation for diminution and carry's at a $nil value (2004 $nil).

 (5)   SHORT-TERM ADVANCE - AFFILIATE

                                                                                              A$000's
                                                                                                2006
                                                                                                ----
        Short-term advance from Joseph Gutnick, President of Golden River
        Resources.                                                                                 1
                                                                                 --------------------

(6) AFFILIATE TRANSACTIONS

                Golden River Resources advances to and receives advances from various affiliates. All advances between consolidated affiliates are eliminated on consolidation.

                Included in accounts payable and accrued liabilities at June 30, 2006 was A$20,450 due to AXIS, an affiliated management company. This entity is affiliated through common management and ownership. The Company paid AXIS A$825,939 (being A$529,175 in respect to the current year and A$296,764 being the amount owing at June 30, 2005) in respect of the Service Agreement for the fiscal year ended June 30, 2006 and A$487,535 (being A$383,535 in respect to the current year and A$104,000 in respect to prior years) in respect of the Service Agreement for the fiscal year ended June 30, 2005. During 2006, AXIS loaned the Company A$108,000 and A$249,500 during 2005. At June 30, 2005 and 2006, the Company owed AXIS A$296,764 and A$20,450 respectively for services provided in accordance with the Service Agreement. During fiscal 2005 and 2006, AXIS Consultants charged interest of A$13,879 and A$21,019 respectively on outstanding balances. AXIS charged interest at rates between 10.60% and 10.85% for fiscal 2005 and at 9.35% for fiscal 2006.

                Chevas Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities and has paid certain expenses on behalf of the Company. At June 30, 2003, the Company owed Chevas A$1,239,315. During the 2004 fiscal year, Chevas loaned a further A$187,122 and charged A$82,776 in interest to the Company on the loan account. During the 2004 fiscal year the Company repaid the loan in full amounting to A$1,509,214. Interest rates charged in fiscal 2004 ranged between 8.6% to 9.10%.

                Edensor Gold Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, provided loan funds during fiscal 2004 to enable the Company to meet its liabilities. During the 2004 fiscal year, Edensor Gold loaned A$69,000 and charged A$670 in interest. During fiscal 2004, we repaid the loan in full. Edensor Gold charged interest on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(6) AFFILIATE TRANSACTIONS (continued)

       overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2004 fiscal year was 8.85% to 9.10%.

                Wilzed Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities. During the 2005 fiscal year, Wilzed loaned A$644,633 and charged A$31,235 in interest and we repaid $396. At June 30, 2005, the Company owed Wilzed A$675,472. During the 2006 fiscal year, Wilzed loaned A$1,241,836 and charged A$83,243 in interest and we repaid $550. In May 2006, the Company announced the issue of up to 10,000,000 shares of common stock at an issue price of A$0.20 (US$0.1542) and 20,000,000 options with an exercise price of A$0.20 (US$0.1542) per share and a latest exercise date of April 30, 2011 as repayment of the outstanding balance of A$2,000,000. Wilzed agreed to accept the shares and options as satisfaction of the loan and instructed us to issue the shares and options to Fast Knight Nominees, a company that is also associated with Mr Gutnick. Wilzed charged interest at rates between 9.10% and 9.35% for fiscal 2005, and at 9.35% for fiscal 2006. At June 30, 2006, the amount owned by the Company to Wilzed was nil.

                Mr Joseph Gutnick, the President of the Company advanced the Company the initial deposit on opening of a US Dollar bank account. The amount of A$1,329 (US$1,000) was repaid in July 2006.

                At June 30, 2002, the Company owed Tahera A$36,365. During fiscal 2003, Tahera incurred certain exploration and administration costs in Canada on behalf of the Company amounting to A$65,314 and Mr. J.I. Gutnick and Chevas paid Tahera A$47,368 and A$53,350 respectively on behalf of the Company. During fiscal 2003 and 2004, Tahera did not charge the Company interest on amounts outstanding. At June 30, 2003, the Company owed Tahera A$1,361 and Mr. J.I. Gutnick A$47,368. During fiscal 2004, Mr J I Gutnick was paid in full and Tahera advised the Company in writing that there was no monies owing to it by the Company.

                Quantum Resources Limited incurred certain costs on behalf of the Company amounting to A$43,941 during fiscal 2003 in respect to the Company's activities in Tibet China as a result of Quantum's contacts in China. This amount remained outstanding and was included in accounts payable and accrued expenses at June 30, 2003. During fiscal 2004, this amount was repaid in full.

                Kerisridge Pty Ltd, a company associated with the President of the Company, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt owed to them into common stock and warrants of the Company. The Company issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2006 in full repayment of the $2,273,186 owing to Kerisridge.

                On February 19, 2004 Edensor Nominees Pty Ltd ("Edensor") advised the Company that it was exercising the 6,000,000 options for common stock of the Company it held utilizing the cashless exercise feature of the terms and conditions of the issue of the options. The Company issued 5,142,857 shares of common stock to Edensor on March 3, 2004 as a result of the exercise of the options. (See note 9)

                Interest   expense   incurred  on  loans  and  advances  due  to
       affiliated entities approximated A$104,000 and A$45,000 in fiscal 2006 and 2005, respectively.

(7) CONTINGENT LIABILITY

                The Company has received an invoice from a corporation that conducted the pegging of the claims in Canada on behalf of the Company. A number of claims that were pegged were not ultimately issued to the Company due to a number of errors by the pegging Company. The Company had advised the pegging company that it does not believe any further payments are due to the pegging company as a result of the economic loss incurred by Golden River Resources. The Company believes that if it is unsuccessful in defending any claim that is brought against it, the maximum potential liability is C$59,000. No accrued liability has been recorded in the accompanying financial statement pending the ultimate disposition of this matter.

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(8) INCOME TAXES

                Golden River Resources files its income tax returns on an accrual basis. Golden River Resources should have carry-forward losses of approximately US$22.6 million as of June 30, 2006 which will expire in the years 2007 through 2025. Golden River Resources will need to file tax returns for those years having losses on which returns have not been filed to establish the tax benefits of the net operating loss carry forwards. Due to the uncertainty of the availability and future utilization of those operating loss carry-forwards, management has provided a full valuation against the related tax benefit. The valuation allowance did not change being US$7.5 million at June 30, 2005 and US$7.5 million at June 30, 2006

(9) STOCKHOLDERS EQUITY

                In  February  and March  2004,  holders  of  options  to acquire
       8,000,000 shares of the common stock informed the Company of their intentions to exercise the cashless exercise feature of their option agreement. As a result the Company issued 6,943,057 shares of its common stock.

                In March 2004,  the Company  raised  US$1,670,000  (A$2,253,000)
       through a private placement by issuing 1,670,000 shares of common stock and warrants to purchase 1,670,000 shares of common stock at US$1.30 per share. The warrants expire in two years from the date of issuance.

                In March 2004, the Company received a loan from an affiliated entity in the amount of A$2,273,000 (US$1,754,000) which was used to repay other outstanding amounts due to affiliated entities. This loan was later satisfied through the issuance of 1,753,984 shares of common stock and warrants to purchase 1,753,984 shares of common stock at $1.30 per share. The warrants expire in two years from the date of issuance.

                At June 30, 2005 the Company has outstanding stock options as detailed in footnote 10. At June 30, 2005 the Company had warrants outstanding to purchase 3,423,984 shares of common stock at US$1.30 per share. All of the warrants expire in 2006.

                In May 2006, the Company issued 10,000,000 shares of common stock at an issue price of A$0.20 (US$0.1542) and 20,000,000 warrants with an exercise price of A$0.20 (US$0.1542) and a latest exercise date of April 30, 2011 as repayment of a debt of A$2,000,000 to an affiliated entity.

                In June 2006,  the  Company  raised  US$1,542,000  (A$2,065,499)
       through a private placement of 20,000,000 normal warrants and 10,000,000 special warrants. The normal warrants have a time to expiry date of April 30, 2011 and an exercise price of US$0.1542 (A$0.20). The special warrants can be exercised any time up to June 9, 2016 without any consideration, at which time all special warrants that have not been exercised will automatically convert into shares of common stock. The Company is required to file a Registration Statement with the SEC for the 20,000,000 normal warrants and 10,000,000 special warrants. The Company is required to prepare and file with the SEC within sixty (60) calendar days after the Closing Date (the "FILING DEADLINE") a registration statement at the sole expense of the Company, in respect of the Subscriber, so as to permit a public offering and resale of the Common Stock acquirable upon conversion of the Special Warrants, the Common
       Stock acquirable upon exercise of the Warrants and the Common Stock issued as Liquidated Damages (collectively, the "REGISTRABLE SECURITIES") in the United States under the 1933 Act by the Subscriber as selling stockholder and not as underwriter. Golden River shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter, and within the earlier of: (i) one hundred twenty
       (120) calendar days after the Closing Date (one hundred and fifty (150) calendar days in the event the SEC shall elect to review the Registration Statement), or (ii) five (5) calendar days of the SEC clearance to request acceleration of effectiveness (the "EFFECTIVENESS DEADLINE"). The Company agreed that in the event that the Registration Statement to be filed by the Company is not filed with the SEC on or before the Filing Deadline, or (ii) such Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline, then the Company shall (x) for the period commencing on the sixty first (61st) day after the Closing Date and on the first day of each month thereafter until the date that the Registration Statement is filed and (y) for the period commencing on the one hundred twenty first (121st) day after the Closing Date (the one hundred fifty first (151st) day after the Closing Date in the event the SEC shall elect to review the Registration Statement) the Company will pay to the Subscriber as liquidated damages and not as a penalty for such failure (the "LIQUIDATED DAMAGES"): on the first day of

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005

(9) STOCKHOLDERS EQUITY (continued)

       each month thereafter until the Registration Statement is declared effective by the SEC either: (A) a cash payment equal to 2% of the Purchase Price or (B) at the sole election of the Subscriber, shares of Common Stock equal to 2% of the number of shares of Common Stock purchased by the Subscriber.

                Once such registration statement has been filed and declared effective, the Company is obligated to keep such registration statement effective until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such registration statement, (ii) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act; or (iv) 2 years from the effective date.

                The Company met the Filing Deadline. The SEC elected to review the Registration Statement and accordingly the Company has until November 9, 2006 to have the Registration Statement declared effective otherwise the Company will be required to pay Liquidated Damages. The Liquidated Damages are at the election of the Subscriber and if the Subscriber elects a cash payment, the amount is equal to A$40,000 per month or if the Subscriber elects to receive shares of Common Stock, the amount is equal to 633,400 shares of Common Stock per month.

                Management of the Company believe that the Company will meet the Effectiveness Deadline, as to which there can be no assurance.

(10) ISSUE OF OPTIONS UNDER STOCK OPTION PLAN

                In October 2004, the Board of Directors and Remuneration Committee of the Company adopted a Stock Option Plan and agreed to issue 1,400,000 options and up to a further 500,000 options to acquire shares of common stock in the Company, at an exercise price of US$1.00 per option, subject to shareholder approval which was subsequently received on January 27, 2005. Of the total 1,400,000 options issued, 350,000 vest immediately following shareholder approval, 50,000 vested on March 31, 2005, 333,331 vested on July 27, 2005, 333,334 vested on January 27, 2006 and the  balance  of 333,335  vest on July 27,  2006.  If the  additional
       500,000 options are granted, they will vest 250,000 immediately and 250,000 on December 31, 2006. The exercise price of US$1.00 was derived from the issue price of common stock from the placement of shares on March 31, 2004 and is considered by the Company's Directors to be the fair value of the common stock. The options expire on October 15, 2014.

                The Company has accounted for all options issued in 2004 based upon their fair market value using the Black Scholes pricing model. There were no options issued by the Company in 2005 or 2006.

                The Company has calculated the fair value of the 1,400,000 options using the Black Scholes valuation method using a share price of US$1.00, strike price of US$1.00, maturity period of 5 years 7 1/2 months, risk free interest rate of 5.15% and volatility of 20%. This equates to a value of US31.85 cents per option. The total value of the options equates to A$575,100 (US$438,200). The gross fair value is amortised into operations over the vesting period. For fiscal 2006, the amortization amounted to A$191,119 (US$139,536).

                On January 1, 2006, the Company adopted revised SFAS No.123, Share-Based payment, which addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for (a) equity instruments of that company or (b) liabilities that are based on the fair value of the company's equity instruments or that may be settled by the issuance of such equity instruments. Because the Company had previously adopted the fair value recognition provisions of SFAS No. 123, the revised standard did not have a material impact on its financial statements.

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                   Notes to Consolidated Financial Statements
                             June 30, 2006 and 2005


(10) ISSUE OF OPTIONS UNDER STOCK OPTION PLAN (continued)

                Consistent with the provisions of APB No.25, the Company recorded the fair value of stock option grants in stockholders equity and an offsetting deferred compensation amount within stockholders equity for the unearned stock compensation cost. Under SFAS No.123R an equity instrument is not considered to be issued until the instrument vests. Accordingly, as provided in SFAS No.123R, the Company has reversed the unamortized restricted stock compensation included in stockholders equity for the unvested portions of stock option grants awarded prior to the effective date of SFAS No.123R.

                During fiscal 2006, 50,000 options lapsed when Mr P. Ehrlich resigned as a Director, and 250,000 options lapsed on July 4, 2006 following Mr P Althaus' resignation as Chief Operating Officer.

                A summary of the options outstanding and exercisable at June 30, 2006 are as follows:

                                 OUTSTANDING              EXERCISABLE

       Number of options           1,350,000                1,033,650

       Exercise price                US$1.00                  US$1.00

       Expiration date      October 15, 2014         October 15, 2014

                                                                      APPENDIX A

                                    GLOSSARY

         In this Form 10-KSB, we use certain capitalized and abbreviated terms, as well as technical terms, which are defined below.


AMPHIBOLE                     A family of  silicate  minerals  forming  prism or
                              needlelike crystals. Amphibole minerals generally contain iron, magnesium, calcium and aluminum in varying amounts, along with water.

ANOMALY                       Pertaining   to  the  data  set   resulting   from
                              geochemical or geophysical surveys; a deviation from uniformity or regularity.

ANTICLINE                     An  upward-curving  (convex)  fold  in  rock  that
                              resembles an arch. The central part contains the oldest section of rock.

ARCHEAN The time interval between 3800-2500 million years ago. The Archean is one of the Precambrian time intervals.

ARSENOPYRITE                  A tin-white or silver-white to steel-grey  mineral
                              (FeAsS).

ASSAY To analyze the proportions of metals in a specimen of rock or other geological material. Results of a test of the proportions of metals in a specimen of rock or other geological material.

BEDROCK A general term for the rock, usually solid, that underlies soil or other unconsolidated superficial material.

BIOTITE                       A dark brown to dark green or black mica mineral.

BRECCIA A rock that is composed of larger than sand size angular fragments that are cemented together by a finer grained matrix; in this sense the fragmentation is usually a result of movement on nearby or adjoining fault or fracture zones.

CHALCOPYRITE                  Copper iron sulfide mineral (CuFeS2).
                              Color is brassy yellow.

CHIP SAMPLE                   A sample of a vein or other mineralized  structure
                              that is collected by way of small pieces of rock taken at regular and frequent intervals on a transect across the structure; intended to be a relatively accurate representation of the tenor of mineralization.

CRATON                        The  relatively  stable  nucleus  of a  continent.
                              Cratons are made up of a shield-like core of Precambrian Rock and a buried extension of the shield.

DYKE A tabular igneous intrusion that cuts across the bedding or foliation of the country rock.

FAULT A fracture or fracture zone in rock along which there has been displacement of the two sides relative to each other and parallel to the fracture plane.

GABBRO                        A dark,  coarse-grained  intrusive  igneous  rock.
                              Gabbro is made of calcium-rich plagioclase, with amphibole and/or pyroxene, and is chemically equivalent to basalt.

GEOPHYSICAL SURVEY            In mineral exploration, the collection of seismic,
                              gravitational, electrical, radiometric, density or magnetic data to aid in the evaluation of the mineral potential of a particular area.

GRAB SAMPLE                   A  specimen  of  mineralized   bedrock  or  float,
                              usually about fist-sized, that may be collected as a representation of the mineralized zone as a whole. Because of bias, either unintended or otherwise, and because of the generally high natural variability typical of gold-silver vein mineralization, grades of grab samples should not be considered as a reliable estimation of a mineralized zone as a whole but they nonetheless serve to establish the presence of mineralization with grades of economic interest.

GRANITE A coarse grained intrusive igneous rock with at least 65% silica. Quartz, plagioclase feldspar and potassium feldspar make up most of the rock and give it a fairly light color. Granite has more potassium feldspar than plagioclase feldspar.

GRANODIORITE                  A   coarse   grained    igneous    plutonic   rock
                              intermediate in composition between quartz diorite
                              and   quartz   monzonite;    containing    quartz,
                              plagioclase, and potassium feldspar, with biotite and hornblende as the dominant mafic components.

GREENSTONE                    A   metamorphic   rock   derived  from  basalt  or
                              chemically   equivalent   rock  such  as   gabbro.
                              Greenstones   contain   sodium-rich    plagioclase
                              feldspar,   chlorite,  and  epidote,  as  well  as
                              quartz.

GPT Abbreviation for gram per tonne; equivalent to one part per million (ppm).

IGNEOUS Said of a rock or mineral that solidified from molten or partly molten material; also applied to processes leading to, or resulting from the formation of such rocks.

INTRUSION                     Emplacement    of   magma   (molten   rock)   into
                              pre-existing rock. Dikes, sills and batholiths are intrusions.

IP                            A type of geophysical survey method called Induced
                              Polarisation.

IRON FORMATION                A chemical  sedimentary  rock  containing at least
                              15% iron and commonly containing chert. The iron may be present as oxide, silicate, carbonate, or sulfide.

KOMATIITE                     An igneous suite of basaltic and ultramafic lavas.

MAFIC                         Pertaining  to  or  composed   dominantly  of  the
                              ferromagnesian rock forming silicates; said of some igneous rocks and their constituent minerals.

MASSIVE Said of a stratified rock that occurs in very thick, homogenous beds.

METALLIC A mineral chiefly composed of, or containing, one or more metals as a primary constituent.

MINERALIZATION                The  process  or  processes  by which a mineral or
                              minerals are introduced into a rock, resulting in an enriched deposit; or the result of these processes.

MINERALIZED                   Rock that has undergone the process of
                              mineralization.

NET SMELTER

RETURN ROYALTY A general term for a residual benefit that is a percentage of the value for which a smelter will reimburse the provider of ore to the smelter, after deduction for various smelting fees and penalties and, often after cost of transportation has been deducted.

ORE The naturally occurring material from which a mineral or minerals of economic value can be extracted profitably or to satisfy social or political objectives.

OUTCROP The part of a rock formation that appears at the surface of the ground.

OVERBURDEN                    Loose soil, sand,  gravel,  broken rock, etc. that
                              lies above the bedrock.

PERMAFROST                    A permanently frozen layer of soil or subsoil,  or
                              even bedrock, which occurs to variable depths below the Earth's surface in arctic or subarctic regions.

PPB                           Abbreviation for part per billion.

PPM                           Abbreviation for part per million.

PROSPECTING                   Pertaining  to the search for  outcrops or surface
                              exposures  of  mineral   deposits,   primarily  by
                              nonmechanical methods.

PYRITE Iron sulfide mineral (FeS). Forms silvery to brassy metallic cubes or masses.

QUARTZ                        A glassy  silicate and common rock forming mineral
                              (SiO2).

RESERVE An estimate within specified accuracy limits of the valuable metal or mineral content of known deposit that may be produced under current economic conditions and with present technology.

RESOURCE                      Pertaining to the quantity or bulk of  mineralized
                              material   without   reference   to  the  economic
                              viability of its extraction (see reserve).

SEDIMENT Fragmental material that originates from weathering of rocks and that is transported by air, water, ice or other natural agents, and that forms in layers on the Earth's surface at ordinary temperatures in a loose, unconsolidated form; e.g. silt, sand, gravel, etc.

SCHIST A strongly foliated rock, formed by dynamic metamorphism, that can be split into thin flakes or slabs due to well developed parallelism of more than 50% of the minerals.

SHEARED A descriptive term for rock that is deformed as a result of stresses that cause or tend to cause parts of a body to slide relative to each other along their plane of contact.

STRIKE The course or bearing of the outcrop of an inclined bed, vein or fault plane on a level surface; the direction of a horizontal line perpendicular to the dip.

STRUCTURAL MAPPING            Geological  mapping that focusses in collection of
                              data pertaining to the orientation of beds, faults and fractures as well as other structures that modify the distribution of bedrock and mineralized zones.

SULPHIDE MINERAL A mineral compound characterized by the linkage of sulphur with a metal or semimetal.

TRACE Pertaining to assay values; as used in this report, this term refers to gold grades of less than 0.01 oz/ton (0.3 gpt).

ULTRAMAFIC                    Igneous  rocks made  mostly of the mafic  minerals
                              hypersthene, augite, and/or olivine.

VEIN An epigenetic mineral filling of a fault or other fracture in a host rock, in tabular or sheetlike form, often as a precipitate from a hydrothermal fluid.

                                                                      Appendix B
SLAVE CRATON MINING CLAIMS

         The following is a list of the mining claims that are covered under our agreement with Tahera:

                                                                                Next
    Tag#        Claim         NTS            Acres          Registered       Anniversary    Type of Property
Jericho Mining Claims
   ML3793       DJB 19      076-L-04         344.0           09-Jun-99        09-Jun-04           Lease
   ML3794       JD 94       076-L-04        2524.0           09-Jun-99        09-Jun-04           Lease
   ML3795       JD 313      076-L-04        2515.0           09-Jun-99        09-Jun-04           Lease
   ML3796       OD 44       076-L-04         422.0           09-Jun-99        09-Jun-04           Lease
   ML3797       OD 45       076-L-04         325.0           09-Jun-99        09-Jun-04           Lease
   ML3798       OD 61       076-L-04         508.0           09-Jun-99        09-Jun-04           Lease
                                        ----------------
                                            6,638.0
                                        ----------------
Jericho Group
   F31092       JD 92       076-L-04       2,272.60          26-Jan-93        26-Jan-04     Lease Applied For
   F31093       JD 93       076-L-04       2,569.60          26-Jan-93        26-Jan-04     Lease Applied For
   F31095       JD 95       076-L-04       2,363.10          26-Jan-93        26-Jan-04     Lease Applied For
   F31096       JD 96       076-L-04       2,582.50          26-Jan-93        26-Jan-04     Lease Applied For
   F31310       JD 310      076-L-03        632.70           26-Jan-93        26-Jan-04     Lease Applied For
   F31311       JD 311      076-L-03        890.90           26-Jan-93        26-Jan-04     Lease Applied For
   F31312       JD 312      076-L-03       1,144.00          26-Jan-93        26-Jan-04     Lease Applied For
   F31314       JD 314      076-L-03       2,118.10          26-Jan-93        26-Jan-04     Lease Applied For
   F31315       JD 315      076-L-03       2,117.60          26-Jan-93        26-Jan-04     Lease Applied For
                                        ----------------
                                           16,691.10
                                        ----------------

   F35015       OD 25       076-E-13       2,255.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35016       OD 26       076-E-13       2,255.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35017       OD 27       076-E-13       2,165.40          18-Jun-93        18-Jun-04     Lease Applied For
   F35018       OD 28       076-E-13        375.10           18-Jun-93        18-Jun-04     Lease Applied For
   F35019       OD 29       076-E-13        444.20           18-Jun-93        18-Jun-04     Lease Applied For
   F35020       OD 30       076-E-13       2,509.60          18-Jun-93        18-Jun-04     Lease Applied For
   F35021       OD 31       076-E-13       2,548.70          18-Jun-93        18-Jun-04     Lease Applied For
   F35022       OD 32       076-E-13       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35031       OD 41       076-E-13       2,435.90          18-Jun-93        18-Jun-04     Lease Applied For
   F35032       OD 42       076-E-13       2,435.90          18-Jun-93        18-Jun-04     Lease Applied For
   F35033       OD 43       076-E-13       2,420.80          18-Jun-93        18-Jun-04     Lease Applied For
   F35036       OD 46       076-E-13       2,066.00          18-Jun-93        18-Jun-04     Lease Applied For
   F35037       OD 47       076-E-13       2,029.90          18-Jun-93        18-Jun-04     Lease Applied For
   F35038       OD 48       076-E-13       2,029.90          18-Jun-93        18-Jun-04     Lease Applied For
   F35048       OD 58       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35049       OD 59       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35050       OD 60       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35052       OD 62       076-E-14        508.60           18-Jun-93        18-Jun-04     Lease Applied For
   F35053       OD 63       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35055       OD 65       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
   F35065       OD 75       076-E-14       2,582.50          18-Jun-93        18-Jun-04     Lease Applied For
                                        ----------------
                                           44,558.50
                                        ----------------

                                        ----------------
   F45947       DJB 17      076-L-03        160.10           06-Jul-94        06-Jul-04     Lease Applied For
                                        ----------------

Jericho Exploration
   F45635       INU 3       076-E-11         77.50           08-Jun-94        08-Jun-04       Mineral Claim
   F44915       INU 5       076-E-11        217.00           08-Jun-94        08-Jun-04       Mineral Claim
   F44916       INU 6       076-E-11         77.50           08-Jun-94        08-Jun-04       Mineral Claim
                                        ----------------
                                            372.00
                                        ----------------

   F48871        PT 3       076-M-02        2,066.0          16-Dec-94        16-Dec-04       Mineral Claim
   F48872        PT 4       076-M-02        1,833.5          16-Dec-94        16-Dec-04       Mineral Claim
                                        ----------------
                                            3,899.5
                                        ----------------

                                        ----------------
   F65378       KIM 1       076-L-04         67.40           04-Sep-98        04-Sep-04       Mineral Claim
                                        ----------------


   F76144        TA 1       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76145        TA 2       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76146        TA 3       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76147        TA 4       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76148        TA 5       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76149        TA 6       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76150        TA 7       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76151        TA 8       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76152        TA 9       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76153       TA 10       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76154       TA 11       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76155       TA 12       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76156       TA 13       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76157       TA 14       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76158       TA 15       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76159       TA 16       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76160       TA 17       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76161       TA 18       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76162       TA 19       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76163       TA 20       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76164       TA 21       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76165       TA 22       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76166       TA 23       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76167       TA 24       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76168       TA 25       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76169       TA 26       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
   F76170       TA 27       86-I-01         2582.5           06-Jun-02        06-Jun-04       Mineral Claim
                                        ----------------
                                           69,727.5
                                        ----------------
CONTWOYTO INUIT OWNED LANDS
                                                                                Next
    Tag#        Claim         NTS            Acres          Registered       Anniversary    Type of Property

CO-08-00-01                 076-E-15       20,968.62         01-Jan-95        31-Dec-04       Mineral Claim
CO-08-00-02                 076-E-15       19,518.16         01-Jan-95        31-Dec-04       Mineral Claim
CO-08-00-03                 076-E-15       12,181.86         01-Jan-95        31-Dec-04       Mineral Claim
CO-08-00-05                 076-E-15       4,971.58          31-Dec-99        31-Dec-04       Mineral Claim
CO-08-00-06                 076-E-15       7,610.58          31-Dec-00        31-Dec-04       Mineral Claim
                                        ----------------
                                           65,250.80
                                        ----------------


HOOD RIVER CLAIMS
   F64824       Hood 3     76-L-10         2582.5            24-Jun-98        24-Jun-06       Mineral Claim
   F64825       Hood 4     76-L-10         2582.5            24-Jun-98        24-Jun-06       Mineral Claim
   F64828      Hood 12     76-L-13         2582.5            24-Jun-98        24-Jun-08       Mineral Claim
   F64829      Hood 14     76-L-13         2582.5            24-Jun-98        24-Jun-08       Mineral Claim
                                      ------------------
                                          10,330.00
                                      ------------------

                                      ------------------
   F48875        PT 7      76-L-15         263.37            16-Dec-94        16-Dec-03       Mineral Claim
                                      ------------------

CO 20 - 00 - 01            76-L-15         6653.08           01-Jan-97        01-Jan-05    IOL - Mineral Claim
CO 20 - 00 - 03 (a)        76-L-14         3008.90           01-Jan-97        01-Jan-05    IOL - Mineral Claim
CO 20 - 00 - 03 (b)        76-L-15         2164.74           01-Jan-97        01-Jan-05    IOL - Mineral Claim
CO 20 - 00 - 04            76-L-15         2901.85           01-Jan-97        01-Jan-05    IOL - Mineral Claim
CO 20 - 01 - 01            76-L-15         6653.08           01-Jan-97        01-Jan-05    IOL - Mineral Claim
                                      ------------------
                                          21,381.64
                                      ------------------

ICE CLAIMS
   F22432       ICE032     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   F22433       ICE033     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   F22464       ICE064     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   F22534       ICE334     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   F22535       ICE335     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   F22537       ICE337     76-E-06         2582.5            01-Apr-92        01-Apr-04     Lease Applied For
   ML3464       ICE336     76-E-06         2665.0            14-Feb-96        14-Feb-04           Lease
                                      ------------------
                                          18,160.0
                                      ------------------

DOLLY VARDEN CLAIMS
                                      ------------------
   F23152       DIA 52     76-E-01        2,582.50           28-Apr-04        28-Apr-04     Lease Applied For
                                      ------------------

ROCKINGHORSE CLAIMS
   F60840       WC 156     86-I-02          413.2            11-Dec-96        11-Dec-04       Mineral Claim
   F60841       WC 157     86-I-02         1601.15           11-Dec-96        11-Dec-03       Mineral Claim
   F60844       WC 160     86-I-02          826.4            11-Dec-96        11-Dec-06       Mineral Claim
   F60846       WC 162     86-I-02         154.95            11-Dec-96        11-Dec-03       Mineral Claim
   F60847       WC 163     86-I-02         464.85            11-Dec-96        11-Dec-06       Mineral Claim
                                      ------------------
                                          3,460.55
                                      ------------------

                                      ------------------
   F50064       SKY 1      86-I-02        2,582.50           20-Aug-99        20-Aug-09       Mineral Claim
                                      ------------------

   F58889       PUD 4      86-I-14         2582.5            14-Jun-99        14-Jun-05       Mineral Claim
   F58890       PUD 5      86-I-14         2582.5            14-Jun-99        14-Jun-05       Mineral Claim
   F56909       PUD 24     86-I-14         2582.5            14-Jun-99        14-Jun-05       Mineral Claim
   F66955       PUD 36     86-I-14         2582.5            14-Jun-99        14-Jun-06       Mineral Claim
   F67117       PUD 39     86-I-14         2582.5            14-Jun-99        14-Jun-04       Mineral Claim
   F67118       PUD 40     86-I-14         2582.5            14-Jun-99        14-Jun-04       Mineral Claim
                                      ------------------
                                          15,495.0
                                      ------------------

                                      ------------------
   F58677       DD 24      86-I-13        2,582.50           11-Apr-96        11-Apr-04       Mineral Claim
                                      ------------------

   F62383        KE 5      86-I-10         447.63            14-May-97        14-May-05       Mineral Claim
   F62941        KE 6      86-I-10         416.63            14-May-97        14-May-05       Mineral Claim
   F63306       KE 22       86-I-7         378.77            14-May-97        14-May-05       Mineral Claim
                                      ------------------
                                          1,243.03
                                      ------------------

   F85901       KEN 1      86-I-09         2582.5            20-Apr-99        12-Mar-09       Mineral Claim
   F66045       KEN 5      86-I-09         2100.35           20-Apr-99        12-Mar-09       Mineral Claim
                                      ------------------
                                          4,682.85
                                      ------------------

   F74768       NAP 1      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74769       NAP 2      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74770       NAP 3      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74771       NAP 4      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74772       NAP 5      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74773       NAP 6      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74774       NAP 7      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74775       NAP 8      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74776       NAP 9      86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74777       NAP 10     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74778       NAP 11     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74779       NAP 12     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74780       NAP 13     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F74781       NAP 14     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75430       NAP 15     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75431       NAP 16     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75432       NAP 17     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75433       NAP 18     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75434       NAP 19     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75435       NAP 20     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75436       NAP 21     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75437       NAP 22     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75438       NAP 23     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75439       NAP 24     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75440       NAP 25     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75441       NAP 26     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75442       NAP 27     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75443       NAP 28     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75444       NAP 29     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75445       NAP 30     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75446       NAP 31     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75447       NAP 32     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75448       NAP 33     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75449       NAP 34     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75450       NAP 35     86-I-10         831.67            11-Jun-02        11-Jun-04       Mineral Claim
   F75451       NAP 36     86-I-10         1514.99           11-Jun-02        11-Jun-04       Mineral Claim
   F75452       NAP 37     86-I-10         1477.12           11-Jun-02        11-Jun-04       Mineral Claim
   F75453       NAP 38     86-I-10         509.58            11-Jun-02        11-Jun-04       Mineral Claim
   F75454       NAP 39     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75455       NAP 40     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75456       NAP 41     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75457       NAP 42     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75458       NAP 43     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75459       NAP 44     86-I-10         263.74            11-Jun-02        11-Jun-04       Mineral Claim
   F75461       NAP 46     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75462       NAP 47     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75463       NAP 48     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75464       NAP 49     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75465       NAP 50     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75466       NAP 51     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75467       NAP 52     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75468       NAP 53     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75469       NAP 54     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75470       NAP 55     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75471       NAP 56     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75472       NAP 57     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75473       NAP 58     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75474       NAP 59     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
   F75475       NAP 60     86-I-10         2582.5            11-Jun-02        11-Jun-04       Mineral Claim
                                      ------------------
                                         144,052.10
                                      ------------------

   F74338        TL 8      86-I-11         2029.57           24-Jun-93        13-Mar-04       Mineral Claim
   F74352       TL 22      86-I-11         2582.5            24-Jun-93        13-Mar-04       Mineral Claim
   F74353       TL 23      86-I-11         1019.73           24-Jun-93        13-Mar-04       Mineral Claim
   F74354       TL 24      86-I-11         378.53            24-Jun-93        13-Mar-04       Mineral Claim
   F74355       TL 25      86-I-11         2582.5            24-Jun-93        13-Mar-04       Mineral Claim
   F74356       TL 26      86-I-11         2582.5            24-Jun-93        13-Mar-04       Mineral Claim
   F74366       TL 36      86-I-11          64.72            24-Jun-93        13-Mar-04       Mineral Claim
   F74367       TL 37      86-I-11         255.23            24-Jun-93        13-Mar-04       Mineral Claim
   F74368       TL 38      86-I-11         469.09            24-Jun-93        13-Mar-04       Mineral Claim
   F74369       TL 39      86-I-11         471.17            24-Jun-93        13-Mar-04       Mineral Claim
                                      ------------------
                                          12,435.54
                                      ------------------

                                      ------------------
CO44 -00-01                86-I-11          414.0            01-Jan-97        01-Jan-05    IOL - Mineral Claim
                                      ------------------

   F38623       OK 123     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38627       OK 127     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38628       OK 128     86-I-11         2582.5            18-Jun-93        18-Jun-03        KCEI Lease
   F38629       OK 129     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38648       OK 148     86-I-11         2169.3            18-Jun-93        18-Jun-03     Applied for Lease
   F38649       OK 149     86-I-11         2169.3            18-Jun-93        18-Jun-03     Applied for Lease
   F38652       OK 152     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38653       OK 153     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38654       OK 154     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
   F38665       OK 165     86-I-11         2582.5            18-Jun-93        18-Jun-03     Applied for Lease
                                      ------------------
                                          24,998.60
                                      ------------------

                            Total        471,765.71



COMMITTEE BAY GREENSTONE BELT CLAIMS

         The following is a list of our claims in the  Committee Bay  Greenstone
Belt:

Claim name   Claim No.    NTS Sheet         Recording Date  Anniversary Date

Pick 1       F54799       56K/03            16-Oct-02       16-Oct-10
Pick 2       F54798       56K/03            16-Oct-02       16-Oct-10
Pick 3       F54760       56K/03            16-Oct-02       16-Oct-10
EE 1         F54757       56K/06            16-Oct-02       16-Oct-11*
EE 2         F54756       56K/06            16-Oct-02       16-Oct-11*
EE 3         F54758       56K/06            16-Oct-02       16-Oct-12*
K 1          F60304       56K/11            16-Oct-02       16-Oct-10*
K 2          F60305       56K/11            16-Oct-02       16-Oct-10*
CAY 1        F60252       56K/09            16-Oct-02       16-Oct-12*
CAY 3        F60254       56K/09            16-Oct-02       16-Oct-12*
AA 1         F60249       56J/13            16-Oct-02       16-Oct-10
AA 2         F60250       56J/13            16-Oct-02       16-Oct-10
NN 1         F60307       56K/16            16-Oct-02       16-Oct-12*
NN 2         F60251       56O/04            16-Oct-02       16-Oct-12*
WREN 1       F60231       56J/11            16-Oct-02       16-Oct-12*
WREN 2       F60232       56J/14            16-Oct-02       16-Oct-12*
WREN 3       F60233       56J/14            16-Oct-02       16-Oct-12*
WREN 4       F60234       56J/14            16-Oct-02       16-Oct-12*
WREN 5       F60235       56J/14            16-Oct-02       16-Oct-12*
WEST         F60212       56K/03            16-Oct-02       16-Oct-10
HOST         F54800       56K/03            16-Oct-02       16-Oct-10

o        as confirmed by the mining recorder

one small additional claim GB-1 will be ours after Bruce Goad transfers the claim.